REVOLVING CREDIT AGREEMENT

                                      among

                             BEACON PROPERTIES, L.P.

                                       and

                        THE FIRST NATIONAL BANK OF BOSTON
                                MELLON BANK, N.A.
                         PNC BANK, NATIONAL ASSOCIATION
                                    US TRUST
                         UNION BANK OF CALIFORNIA, N.A.

                                       and

                          OTHER BANKS WHICH MAY BECOME
                            PARTIES TO THIS AGREEMENT

                                       and

                       THE FIRST NATIONAL BANK OF BOSTON,
                                    AS AGENT

                                      with

                           BANCBOSTON SECURITIES INC.
                             ACTING AS LOAN ARRANGER

                           Dated as of March 31, 1997



                                                           TABLE OF CONTENTS

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
Section                                                                                               Page
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ss.1.    DEFINITIONS AND RULES OF INTERPRETATION.........................................................1

         ss.1.1.     Definitions.........................................................................1
         ss.1.2.     Rules of Interpretation............................................................25

ss.2.    THE REVOLVING CREDIT FACILITY..................................................................26

         ss.2.1.     Commitment to Lend.................................................................26
         ss.2.2.     [Intentionally Omitted]............................................................26
         ss.2.3.     Reduction of Commitment............................................................27
         ss.2.4.     The Revolving Credit Notes.........................................................27
         ss.2.5.     Interest on Revolving Credit Loans; Fees...........................................27
         ss.2.6.     Requests for Revolving Credit Loans................................................28
         ss.2.7.     Conversion Options.................................................................30
         ss.2.8.     Funds for Revolving Credit Loans...................................................31

ss.2A.   LETTERS OF CREDIT..............................................................................32

         ss.2A.1.     Letter of Credit Commitments......................................................32
         ss.2A.2.     Reimbursement Obligation of the Borrower..........................................33
         ss.2A.3.     Letter of Credit Payments; Funding of a Loan......................................34
         ss.2A.4.     Obligations Absolute..............................................................35
         ss.2A.5.     Reliance by Issuer................................................................35
         ss.2A.6.     Letter of Credit Fee..............................................................36
         ss.2A.7.     Existing Letter of Credit.........................................................36

ss.3.    REPAYMENT OF THE REVOLVING CREDIT LOANS........................................................36

         ss.3.1.      Maturity..........................................................................36
         ss.3.2.      Optional Repayments of Revolving Credit Loans.....................................36

ss.4.    CERTAIN GENERAL PROVISIONS.....................................................................37

         ss.4.1.      Funds for Payments................................................................37
         ss.4.2.      Computations......................................................................37
         ss.4.3.      Inability to Determine Eurodollar Rate............................................38
         ss.4.4.      Illegality........................................................................38
         ss.4.5.      Additional Costs, Etc.............................................................38
         ss.4.6.      Capital Adequacy..................................................................40
         ss.4.7.      Certificate.......................................................................40



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         ss.4.8.      Indemnity.........................................................................40
         ss.4.9.      Interest on Overdue Amounts.......................................................41
         ss.4.10.     HLT Classification................................................................41

ss.5.    GUARANTIES 42

ss.6.    REPRESENTATIONS AND WARRANTIES.................................................................42

         ss.6.1.      Authority; Etc....................................................................42
         ss.6.2.      Governmental Approvals............................................................47
         ss.6.3.      Title to Properties; Leases.......................................................47
         ss.6.4.      Financial Statements..............................................................48
         ss.6.5.      [Intentionally Omitted]...........................................................49
         ss.6.6.      Franchises, Patents, Copyrights, Etc..............................................49
         ss.6.7.      Litigation........................................................................49
         ss.6.8.      No Materially Adverse Contracts, Etc..............................................49
         ss.6.9.      Compliance With Other Instruments, Laws, Etc......................................50
         ss.6.10.     Tax Status........................................................................50
         ss.6.11.     No Event of Default...............................................................51
         ss.6.12.     Investment Company Acts...........................................................51
         ss.6.13.     Absence of UCC Financing Statements, Etc..........................................51
         ss.6.14.     Absence of Liens..................................................................51
         ss.6.15.     Certain Transactions..............................................................51
         ss.6.16.     Employee Benefit Plans; Multiemployer Plans;
                      Guaranteed Pension Plans..........................................................51
         ss.6.17.     Regulations U and X...............................................................52
         ss.6.18.     Environmental Compliance..........................................................52
         ss.6.19.     Subsidiaries......................................................................54
         ss.6.20.     Loan Documents....................................................................54
         ss.6.21.     REIT Status.......................................................................54
         ss.6.22.     Subsequent Guarantors.............................................................54

ss.7.    AFFIRMATIVE COVENANTS OF THE BORROWER AND THE GUARANTOR .......................................54

         ss.7.1.      Punctual Payment..................................................................54
         ss.7.2.      Maintenance of Office.............................................................55
         ss.7.3.      Records and Accounts..............................................................55
         ss.7.4.      Financial Statements, Certificates and Information................................55
         ss.7.5.      Notices...........................................................................58
         ss.7.6.      Existence of Borrower and Subsidiary Guarantors; Maintenance of Properties........60
         ss.7.7.      Existence of BPC; Maintenance of REIT Status of BPC; Maintenance of Properties....61
         ss.7.8.      Insurance.........................................................................61

                                      (ii)
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         ss.7.9.      Taxes.............................................................................62
         ss.7.10.     Inspection of Properties and Books................................................62
         ss.7.11.     Compliance with Laws, Contracts, Licenses, and Permit.............................63
         ss.7.12.     Use of Proceeds...................................................................63
         ss.7.13.     Acquisition of Unencumbered Assets................................................63
         ss.7.14.     Additional Guarantors; Solvency of Guarantors.....................................63
         ss.7.15.     Further Assurances................................................................64
         ss.7.16.     Interest Rate Protection..........................................................64
         ss.7.17.     Environmental Indemnification.....................................................64
         ss.7.18.     Response Actions..................................................................65
         ss.7.19.     Environmental Assessments.........................................................65
         ss.7.20.     Employee Benefit Plans............................................................66
         ss.7.21.     [Intentionally Omitted]...........................................................66
         ss.7.22.     No Amendments to Certain Documents................................................66
         ss.7.23.     [Intentionally Omitted]...........................................................67
         ss.7.24.     [Intentionally Omitted]...........................................................67
         ss.7.25.     Management........................................................................67
         ss.7.26.     [Intentionally Omitted]...........................................................67
         ss.7.27.     Location and Class of Real Estate Assets..........................................67

ss.8.    CERTAIN NEGATIVE COVENANTS OF THE BORROWER AND THE GUARANTOR...................................68

         ss.8.1.      Restrictions on Indebtedness......................................................68
         ss.8.2.      Restrictions on Liens, Etc........................................................69
         ss.8.3.      Restrictions on Investments.......................................................71
         ss.8.4.      Merger, Consolidation and Disposition of Assets...................................72
         ss.8.5.      [Intentionally Omitted]...........................................................74
         ss.8.6.      Compliance with Environmental Laws................................................74
         ss.8.7.      Distributions.....................................................................75

ss.9.    FINANCIAL COVENANTS OF THE BORROWER............................................................75

         ss.9.1.      Consolidated Outstanding Indebtedness.............................................75
         ss.9.2.      Consolidated Secured Indebtedness.................................................76
         ss.9.3.      Net Worth.........................................................................76
         ss.9.4.      Unencumbered Assets...............................................................76
         ss.9.5       Cash Flow.........................................................................77
         ss.9.6       Unencumbered Asset Debt Service Coverage..........................................77
         ss.9.7       Assets Under Development..........................................................77
         ss.9.9       Covenant Calculations.............................................................78


                                     (iii)
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ss.10.   [INTENTIONALLY OMITTED]........................................................................79

ss.11    CONDITIONS TO THE CLOSING DATE.................................................................79

         ss.11.1.     Loan Documents....................................................................79
         ss.11.2.     Certified Copies of Organization Documents........................................79
         ss.11.3.     By-laws; Resolutions..............................................................80
         ss.11.4.     Incumbency Certificate; Authorized Signers........................................80
         ss.11.5.     Title Policies....................................................................80
         ss.11.6.     Certificates of Insurance.........................................................80
         ss.11.7.     Opinion of Counsel Concerning Organization
                      and Loan Documents................................................................81
         ss.11.8.     [Intentionally Omitted]...........................................................81
         ss.11.9.     Tax and Securities Law Compliance.................................................81
         ss.11.10.    Guaranties........................................................................81
         ss.11.11.    Interest Rate Protection..........................................................81
         ss.11.12.    Financial Analysis of Properties..................................................81
         ss.11.13.    Inspection of Unencumbered Assets.................................................82
         ss.11.14     Certifications from Government Officials; UCC-11 Reports..........................82
         ss.11.15     Proceedings and Documents.........................................................82
         ss.11.16     Fees..............................................................................82
         ss.11.17     Closing Certificate; Compliance Certificate.......................................82
         ss.11.18     Capital Reserves..................................................................82
         ss.11.19     Partnership Documents.............................................................82
         ss.11.20     Existing Indebtedness.............................................................82
         ss.11.21     Release Documents.................................................................83
         ss.11.22     Subsequent Guarantors.............................................................83

ss.12.   CONDITIONS TO ALL BORROWINGS...................................................................83

         ss.12.1      Representations True; No Event of Default; Compliance Certificate.................83
         ss.12.2      No Legal Impediment...............................................................84
         ss.12.3      Governmental Regulation...........................................................84

ss.13.   EVENTS OF DEFAULT; ACCELERATION; ETC...........................................................84

         ss.13.1.     Events of Default and Acceleration................................................84
         ss.13.2.     Termination of Commitments........................................................88
         ss.13.3.     Remedies..........................................................................89

                                      (iv)

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ss.14.   SETOFF .......................................................................................89

ss.15.   THE AGENT ....................................................................................90

         ss.15.1.     Authorization.....................................................................90
         ss.15.2.     Employees and Agents..............................................................91
         ss.15.3.     No Liability......................................................................91
         ss.15.4.     No Representations................................................................91
         ss.15.5.     Payments..........................................................................91
         ss.15.6.     Holders of Revolving Credit Notes.................................................93
         ss.15.7.     Indemnity.........................................................................93
         ss.15.8.     Agent as Bank.....................................................................93
         ss.15.9.     Notification of Defaults and Events of Default....................................93
         ss.15.10.    Duties in the Case of Enforcement.................................................93
         ss.15.11.    Successor Agent...................................................................94
         ss.15.12.    Notices...........................................................................94

ss.16.   EXPENSES ......................................................................................94

ss.17.   INDEMNIFICATION................................................................................95

ss.18.   SURVIVAL OF COVENANTS, ETC.....................................................................96

ss.19.   ASSIGNMENT; PARTICIPATIONS; ETC................................................................97

         ss.19.1.     Conditions to Assignments by Banks................................................97
         ss.19.2.     Certain Representations and Warranties; Limitations; Covenants....................97
         ss.19.3.     Register..........................................................................98
         ss.19.4.     New Revolving Credit Notes........................................................99
         ss.19.5.     Participations....................................................................99
         ss.19.6.     Pledge by Lender..................................................................99
         ss.19.7.     No Assignment by Borrower........................................................100
         ss.19.8      Disclosure.......................................................................100
         ss.19.9.     Syndication......................................................................100

ss.20.   NOTICES, ETC..................................................................................100

ss.21.   GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE ...........................................101

ss.22.   HEADINGS .....................................................................................101

ss.23.   COUNTERPARTS..................................................................................101

                                      (v)
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ss.24.   ENTIRE AGREEMENT, ETC.........................................................................102

ss.25.   WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS................................................102

ss.26.   CONSENTS, AMENDMENTS, WAIVERS, ETC............................................................102

ss.27.   SEVERABILITY..................................................................................104

ss.28.   LIMITED RECOURSE AGAINST BPC..................................................................104


                                      (vi)

                                    EXHIBITS
                                    --------


         A            Form of Revolving Credit Note
         B            [Intentionally Omitted]
         C            Form of Loan Request
         D            Form of Compliance Certificate
         E            Form of Closing Certificate
         F            Form of Assignment and Assumption Agreement



                                     (vii)

                     Schedules to Revolving Credit Agreement
                     ---------------------------------------


SCHEDULE 1.2          Capitalization Rate
SCHEDULE 1.3          Banks' Commitments
SCHEDULE 1.4          Rowes Wharf Debt
SCHEDULE 1.5          Russia Wharf Debt
SCHEDULE 1.6          South Station Debt
SCHEDULE 6.1(b)       Capitalization; Outstanding Securities, Etc.
SCHEDULE 6.3          Partially Owned Real Estate Holding Entities
SCHEDULE 6.7          Litigation
SCHEDULE 6.15         Certain Transactions
SCHEDULE 6.19         Subsidiaries

                           REVOLVING CREDIT AGREEMENT
                           --------------------------


     This REVOLVING CREDIT AGREEMENT is made as of the 31st day of March, 1997, by and among BEACON PROPERTIES, L.P., a Delaware limited partnership (the "Borrower"), having its principal place of business at 50 Rowes Wharf, Boston, Massachusetts 02110, THE FIRST NATIONAL BANK OF BOSTON ("Bank of Boston"), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, Mellon Bank, N.A. ("Mellon"), PNC Bank, National Association ("PNC"), USTrust ("USTrust"), Union Bank of California, N.A. ("Union Bank"), and the other lending institutions which may become parties hereto pursuant to ss.19 (individually, a "Bank" and collectively, the "Banks") and THE FIRST NATIONAL BANK OF BOSTON, as agent for itself and each other Bank.

                                    RECITALS
                                    --------

     A. The Borrower is primarily engaged in the business of owning, purchasing, developing, constructing, renovating and operating Class A office buildings and mixed use facilities in the United States.

     B. Beacon Properties Corporation, a Maryland corporation ("BPC"), is the sole general partner of the Borrower, holds in excess of 85% of the partnership interests in the Borrower, and is qualified to elect REIT status for income tax purposes and has agreed to guaranty the obligations of the Borrower hereunder on a limited recourse basis as set forth in ss.28 hereof and in the BPC Guaranty and to make certain representations, warranties and covenants under said Guaranty.

     C. Each of 1333 H Street, L.P., a Delaware limited partnership ("1333") and Burlington Holding, L.P., a Delaware limited partnership ("Burlington") is an Affiliate of the Borrower and has agreed to guaranty the obligations of the Borrower hereunder and to make certain representations, warranties and covenants under their respective Guaranties.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     ss.1. DEFINITIONS AND RULES OF INTERPRETATION.

     ss.1.1. Definitions. The following terms shall have the meanings set forth in this ss.1 or elsewhere in the provisions of this Agreement referred to below:

     1333. As defined in the recitals hereto.

     1333 Agreement of Limited Partnership. The Limited Partnership Agreement of 1333 dated August 12, 1996, between Beacon Property Management, L.P., as general partner, and the Borrower, as limited partner, as the same may be amended from time to time as permitted by ss.7.22.

     1333 Guaranty. The Guaranty dated as of March 31, 1997 made by 1333 in favor of the Agent and the Banks pursuant to which 1333 guaranties to the Agent and the Banks the unconditional payment and performance of the Obligations.

     Accountants. In each case, independent certified public accountants reasonably acceptable to the Majority Banks. The Banks hereby acknowledge that the Accountants may include Coopers & Lybrand L.L.P. and Price Waterhouse LLP.

     Affiliate. With reference to any Person, (i) any director or executive officer of that Person, (ii) any other Person controlling, controlled by or under direct or indirect common control of that Person, (iii) any other Person directly or indirectly holding 10% or more of any class of the capital stock or other equity interests (including options, warrants, convertible securities and similar rights) of that Person and (iv) any other Person 10% or more of any class of whose capital stock or other equity interests (including options, warrants, convertible securities and similar rights) is held directly or indirectly by that Person.

     Agent. The First National Bank of Boston acting as agent for the Banks, or any successor agent, as permitted by ss.15.

     Agent's Head Office. The Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time, or the office of any successor Agent permitted under ss.15 hereof, provided such office (which need not be such successor Agent's head office) is located in Boston, Massachusetts.

     Agreement. This Revolving Credit Agreement, including the Schedules and Exhibits hereto, as the same may be from time to time amended and in effect.

     Agreement of Limited Partnership of the Borrower. The Amended and Restated Agreement of Limited Partnership of the Borrower, dated May 26, 1994, among BPC and the limited partners named therein, as amended through the date hereof and as the same may be further amended from time to time as permitted by ss.7.22.

     Annual Unfunded Capital Expenditure Reserve. The amounts determined by the Borrower, shown on schedules to be submitted to and approved by the Agent in its reasonable discretion on an annual basis, to be an appropriate reserve for repairs, replacements, Leasing Costs and other Capital Expenditures for the Real Estate Assets (including the Unencumbered Assets). The Annual Unfunded Capital Expenditure Reserve shall be appropriately revised at such time as any Real Estate Asset (including the Unencumbered Assets) or interest therein is acquired or sold by the Borrower. The Annual Unfunded Capital Expenditure Reserve for 1997 shall be calculated at the rate of $1.50 per square foot for each now existing or hereafter acquired Real Estate Asset.

     Applicable L/C Percentage. As of any date of determination, a per annum percentage equal to the Applicable Margin for Eurodollar Rate Loans then in effect.

     Applicable Margin. The applicable margin over the then Base Rate or Eurodollar Rate, as applicable to the Loan(s) in question, as set forth below used in calculating the interest rate applicable to Revolving Credit Loans, which shall vary from time to time in accordance with the Borrower's long term unsecured debt ratings (or, if applicable, Borrower's Indicative Ratings). The Applicable Margin to be used in calculating the interest rate applicable to Base Rate or Eurodollar Rate Loans shall vary from time to time in accordance with the Borrower's then applicable (x) Moody's debt rating, (y) S&P's debt rating and (z) any Third Debt Rating, as set forth below in this definition, and the Applicable Margin shall be adjusted effective on the next Business Day following any change in Borrower's Moody's debt rating or S&P's debt rating or Third Debt Rating, as the case may be. The Borrower shall notify the Agent in writing promptly after becoming aware of any change in any of its debt ratings. The Borrower shall obtain and maintain debt ratings from both Moody's and S&P; provided that if Moody's and/or S&P shall discontinue the business of providing debt ratings for the REIT industry, the Borrower shall obtain and maintain one or more Third Debt Ratings so that the Borrower shall at all times maintain at least two debt ratings; and provided further that if Borrower fails to maintain at least two debt ratings, the Applicable Margin shall be based upon an S&P rating of less than BBB- in the table below. The Borrower may, at its option, obtain and maintain three debt ratings (of which two must be from S&P and Moody's except as set forth in the previous sentence). If at any time of determination of the Applicable Margin, (a) the Borrower has then current debt ratings from two (2) rating agencies, then the Applicable Margin shall be based on the lower of such ratings, or (b) the Borrower has then current debt ratings from three (3) rating agencies, then the Applicable Margin shall be based on the lower of the two highest ratings. The applicable debt ratings and the Applicable Margins are set forth in the following table:

--------------------------------------------------------------------------------
                                                    Applicable     Applicable
                                                     Margin         Margin
                                                  for Eurodollar   for Base
S&P Rating     Moody's Rating      Third Rating     Rate Loans     Rate Loans
--------------------------------------------------------------------------------

BBB+ or higher  Baa1 or higher      BBB+/Baa1          1.05%            0%
                               equivalent or higher
--------------------------------------------------------------------------------
     BBB           Baa2         BBB/Baa2 equivalent    1.20%            0%
--------------------------------------------------------------------------------
     BBB-          Baa3         BBB-/Baa3 equivalent   1.30%            0%
--------------------------------------------------------------------------------
Less than BBB-  Less than Baa3    less than BBB-/      1.45%            0%
                                  Baa3 equivalent
--------------------------------------------------------------------------------

     If a rating agency downgrade or discontinuance results in an increase in the Applicable Margin for Base Rate Loans or the Applicable Margin for Eurodollar Rate Loans and if such downgrade or discontinuance is reversed and the affected Applicable Margin is restored within ninety (90) days thereafter to the Applicable Margin in effect immediately prior to such downgrade or discontinuance, then, upon notice from the Borrower of such reversal, Borrower shall receive a credit against interest next due the Banks equal to interest accrued from time to time during such period of downgrade or discontinuance on the Loans at the differential between such Applicable Margins.

     Asset Value. As of any date of determination with respect to a Real Estate Asset, an amount equal to the Net Operating Income attributable to such Real Estate Asset for the most recent one (1) completed fiscal quarter of the Borrower multiplied by four (4), minus that portion of the Annual Unfunded Capital Expenditure Reserve applicable to such Real Estate Asset in effect for such quarter, with the difference being divided by the Capitalization Rate; provided that the Asset Value of any Real Estate Asset owned or ground-leased by a Partially-Owned Real Estate Holding Entity shall be limited to the Borrower's pro rata share of the amount as determined above in this definition.

     Assignment and Assumption. See ss.19.1.

     Average Unused Commitment. For any period of time, the daily average difference between (a) the Total Commitment in effect for each day during such period and (b) the sum of the principal amount of Revolving Credit Loans outstanding plus the Maximum Drawing Amount for each such day hereunder.

     Banks. Collectively, the Bank of Boston, Mellon, PNC, USTrust, Union Bank, any other banks which may provide additional commitments and become parties to this Agreement, and any other Person who becomes an assignee of any rights of a Bank pursuant to ss.19 or a Person who acquires all or substantially all of the stock or assets of a Bank.

     Base Rate. The higher of (a) the annual rate of interest announced from time to time by Bank of Boston at its head office in Boston, Massachusetts as its "base rate" and (b) one half of one percent (1/2%) above the overnight federal funds effective rate as published by the Board of Governors of the Federal Reserve System, as in effect from time to time. Any change in the Base Rate during an Interest Period shall result in a corresponding change on the same day in the rate of interest accruing from and after such day on the unpaid balance of principal of the Base Rate Loans, if any, applicable to such Interest Period, effective on the day of such change in the Base Rate.

     Base Rate Loans. Those Revolving Credit Loans bearing interest calculated by reference to the Base Rate.

     BCN Center Plaza. BCN Center Plaza, LLC, a Delaware limited liability company which is the general partner of Center Plaza Associates.

     Beacon Group. Collectively, TBC Holdings Limited Partnership (formerly known as The Beacon Companies), a Massachusetts limited partnership, and any of its Affiliates or related entities which were the Borrower's predecessors in interest in the ownership of any Real Estate Asset.

     Borrower. As defined in the preamble hereto.

     BPC Guaranty. The Guaranty dated as of March 31, 1997 made by BPC in favor of the Agent and the Banks pursuant to which BPC guarantees to the Agent and the Banks the unconditional payment and performance of the Obligations, subject to the limitations on liability set forth therein.

     Budgeted Project Costs. With respect to Real Estate Assets Under Development, the budgeted project cost of such Real Estate Asset Under Development shown on schedules submitted to the Agent; provided that for Real Estate Assets Under Development owned by any Partially-Owned Real Estate Holding Entity, the Budgeted Project Cost of such Real Estate Asset Under Development shall be the Borrower's pro-rata share of the budgeted project cost of such Real Estate Asset Under Development (based on the greater of (x) the Borrower's percentage equity interest in such Partially-Owned Real Estate Holding Entity or
(y) the Borrower's obligation to provide funds to such Partially-Owned Real Estate Holding Entity).

     Building. Individually and collectively, the buildings, structures and improvements now or hereafter located on the Real Estate Assets.

     Burlington. As defined in the recitals hereto.

     Burlington Agreement of Limited Partnership. The Limited Partnership Agreement of Burlington dated as of November 13, 1996, between the Borrower, as general partner, and BPC, as limited partner, as the same may be amended from time to time as permitted by ss.7.22.

     Burlington Guaranty. The Guaranty dated as of March 31, 1997 made by Burlington in favor of the Agent and the Banks, pursuant to which Burlington guarantees to the Agent and the Banks the unconditional payment and performance of the Obligations, subject to the limitations on the liability of BPC set forth therein.

     Business Day. Any day on which banking institutions in Boston, Massachusetts, are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

     Capital Expenditures. Any expenditure for any item that would be treated or defined as a capital expenditure under GAAP or the Code.

     Capitalization Rate. The rate set forth on Schedule 1.2 hereto with respect to each type of Real Estate Asset.

     Capitalized Leases. Leases under which the Borrower or any of its Subsidiaries or any Partially-Owned Real Estate Holding Entity is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

     Center Plaza. The nine-story office and retail property located in downtown Boston, Massachusetts, commonly known as One, Two and Three Center Plaza, and more particularly described in the Center Plaza Subordinate Mortgage.

     Center Plaza Associates. Center Plaza Associates Limited Partnership, a Massachusetts limited partnership, of which the Borrower is a 75% limited partner, the CPA Trust is a 24% limited partner and BCN Center Plaza is a 1% sole general partner.

         Center Plaza Beacon Note. The Amended and Restated Beacon Note dated as of June 10, 1993 in the original principal amount of $7,500,000 made by Center Plaza Associates in favor of Scollay Corp., a Massachusetts corporation, which promissory note has been assigned by Scollay Corp. to the Borrower, which has in turn assigned said note to CIGNA, as collateral security.

     Center Plaza First Tier Notes. Collectively, the thirteen separate promissory notes evidencing indebtedness incurred by Center Plaza Associates in connection with Center Plaza in an aggregate original principal amount equal to $61,000,000, each dated June 10, 1993, made by Center Plaza Associates in favor of certain lenders, which promissory notes have been assigned by such lenders to the Borrower, which has in turn assigned said notes to CIGNA, as collateral security.

     Center Plaza Option Agreements. Collectively, (i) the Option Agreement (Second Tier Notes), dated as of November 30, 1994, between the Center Plaza Second Tier Trust and the Borrower (the "Center Plaza Option Agreement (Second Tier Notes)"), pursuant to which the Borrower is granted an option to purchase the Center Plaza Second Tier Note, and (ii) the Option Agreement (Limited Partnership Interests), dated as of November 30, 1994, between the CPA Trust and the Borrower (the "Center Plaza Option Agreement (Limited Partnership Interest)") pursuant to which the Borrower is granted an option to purchase all limited partnership interests of the CPA Trust in Center Plaza Associates.

     Center Plaza Second Tier Note. The promissory note evidencing indebtedness on Center Plaza in the original principal amount equal to $48,060,479.50 executed November 30, 1994 and effective as of June 10, 1993, made by Center Plaza Associates in favor of the Center Plaza Second Tier Trust. The Borrower has purchased an option to acquire the Center Plaza Second Tier Note from the Center Plaza Second Tier Trust pursuant to the terms of the Center Plaza Option Agreement (Second Tier Notes).

     Center Plaza Second Tier Trust. The Note Holding Trust, a Massachusetts common law grantor trust whose trustee is CP Holding Corp., a Massachusetts corporation of which Lionel P. Fortin is the sole stockholder.

     Center Plaza Subordinate Debt. That certain outstanding indebtedness of Center Plaza Associates which is evidenced by the Center Plaza Beacon Note, the Center Plaza First Tier Notes and the Center Plaza Second Tier Note.

     Center Plaza Subordinate Mortgage. The Mortgage, Security Agreement, Financing Statement and Assignment of Leases and Rents dated as of December 1, 1986, as amended by First Amendment of Mortgage, Security Agreement, Financing Statement and Assignment of Leases and Rents dated as of March 15, 1987 and by Mortgage Amendment, Consolidation and Extension Agreement dated June 10, 1993, by Center Plaza Associates in favor of The Sakura Bank,

Limited, New York Branch, as agent (successor in interest to Center Plaza Finance Corporation), originally recorded with the Suffolk Registry of Deeds in Book 13151, Page 65, and filed with the Suffolk Registry District of the Land Court as Document No. 414822, as amended and assigned. The Center Plaza Subordinate Mortgage secures the Center Plaza First Tier Notes and the Center Plaza Second Tier Note.

     CERCLA. See ss.6.18.

     CIGNA. Connecticut General Life Insurance Company.

     Closing Date. The first date on which all of the conditions set forth in ss.11 have been satisfied.

     Code. The Internal Revenue Code of 1986, as amended and in effect from time to time.

     Completed Loan Request. A loan request accompanied by all information required to be supplied under the applicable provisions of ss.2.6.

     Commitment. With respect to each Bank, the amount set forth from time to time on Schedule 1.3 hereto as the amount of such Bank's Commitment to make Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as such commitment may be reduced in accordance with ss.2.3.

     Commitment Fee. See ss.2.5(e).

     Commitment Percentage. With respect to each Bank, the percentage set forth on Schedule 1.3 hereto as such Bank's percentage of the Total Commitment and any changes thereto from time to time.

     Consolidated or consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrower and its subsidiaries, or BPC and its subsidiaries (as the case may be), consolidated in accordance with GAAP.

     Consolidated Capitalization Value. An amount equal to Consolidated Cash Flow for the most recent one (1) completed fiscal quarter multiplied by 4, with the product being divided by 9.5%.

     Consolidated Cash Flow. For any fiscal quarter, an amount equal to the sum of (a) Funds From Operations for such quarter plus (b) Consolidated Total

Interest Expense for such quarter plus (c) corporate general and administrative expenses for such quarter.

     Consolidated Debt Service. For any fiscal quarter, (a) Consolidated Total Interest Expense for such quarter plus (b) the aggregate amount of scheduled principal payments of Indebtedness (excluding (x) optional prepayments and (y) scheduled principal payments in respect of any Indebtedness which is not amortized through equal periodic installments of principal and interest over the term of such Indebtedness, including, without limitation, balloon payments at maturity) required to be made during such quarter by the Borrower and any of its Subsidiaries plus (c) the aggregate amount of capitalized interest required in accordance with GAAP to be paid or accrued by the Borrower or its Subsidiaries during such quarter.

     Consolidated Market Value. As of any date, an amount equal to (a) the sum of (i) the Consolidated Capitalization Value as of such date, plus (ii) 100% of the value of Unrestricted Cash and Cash Equivalents (excluding, until forfeited or otherwise entitled to be retained by the Borrower, the Guarantors or their respective Subsidiaries, tenant security and other restricted deposits), plus
(iii) 100% of the aggregate costs incurred and paid to date by the Borrower with respect to Real Estate Assets Under Development, provided that the aggregate of costs incurred and paid to date by the Borrower with respect to Real Estate Assets under Development which are less than 50% pre-leased by square footage of rentable space shall be limited to $100,000,000 for purposes hereof ("Eligible Real Estate Development Costs"), minus (b) the Value of Nonconforming Assets, if any.

     Consolidated Net Worth. As of any date of determination, the Consolidated Market Value minus Consolidated Outstanding Indebtedness.

     Consolidated Outstanding Indebtedness. As of any date of determination, all Indebtedness of the Borrower and its Subsidiaries as of such date determined on a consolidated basis in accordance with GAAP.

     Consolidated Outstanding Recourse Indebtedness. As of any date of determination, all Consolidated Outstanding Indebtedness that is Recourse to any of the Credit Parties (including, without limitation, the outstanding amount of the Revolving Credit Loans and the Maximum Drawing Amount).

     Consolidated Secured Indebtedness. As of any date of determination, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries outstanding at such date secured by a Lien on properties or other assets of the Borrower or its Subsidiaries, without regard to recourse.

     Consolidated Total Interest Expense. For any fiscal quarter of the Borrower, the aggregate amount of interest required in accordance with GAAP to be paid or accrued (but excluding interest reserves funded from the proceeds of any construction loan), without double-counting, by the Borrower and its Subsidiaries during such quarter on: (i) all Indebtedness of the Borrower and its Subsidiaries (including the Loans and including original issue discount and amortization of prepaid interest, if any) and (ii) all amounts available for borrowing, or for drawing under letters of credit, if any, issued for the account of the Borrower or its Subsidiaries, but only if such interest was or is required to be reflected as an item of expense, including commitment fees, agency fees, facility fees (other than the Facility Fee payable pursuant to ss.2.5(d) hereof), balance deficiency fees and similar fees and expenses in connection with the borrowing of money.

     Consolidated Unencumbered Asset Cash Flow. For any fiscal quarter, Net Operating Income for each Unencumbered Asset for such quarter minus the Annual Unfunded Capital Expenditure Reserve for such Unencumbered Asset in effect for such quarter.

     Consolidated Unsecured Debt Service Charges. For any fiscal quarter, an amount determined by the Agent to be the payments which would be required during such quarter to amortize the average amount of Consolidated Unsecured Indebtedness outstanding during such quarter using a twenty-five (25) year mortgage style amortization schedule, and using an annual interest rate equal to the higher of (i) the actual annual interest rate applicable to the Revolving Credit Loans outstanding during such fiscal quarter, and (ii) the sum of two percent (2%) plus the imputed seven (7) year United States Treasury notes annual yield as of the last day of such fiscal quarter based upon published quotes for Treasury notes having seven (7) years to maturity.

     Consolidated Unsecured Indebtedness. As of any date of determination, the aggregate principal amount of all Unsecured Indebtedness of the Borrower and its Subsidiaries outstanding at such date, including without limitation all the Obligations under this Agreement as of such date, determined on a consolidated basis in accordance with GAAP.

     Conversion Request. A notice given by the Borrower to the Agent of its election to convert or continue a Loan in accordance with ss.2.7.

     CP Holding Corp. CP Holding Corp., a Massachusetts corporation which is the trustee of the CPA Trust.

     CPA Trust. The Partnership Holding Trust, a Massachusetts common law grantor trust, the stock of the trustee of which, CP Holding Corp., is owned by

Lionel P. Fortin, which trust is a 24% limited partner of Center Plaza
Associates.

     Credit Parties. Collectively, the Borrower, the Operating Subsidiaries, BPC, the other Guarantors and any other wholly-owned Subsidiary for which the Borrower or BPC has legal liability for such wholly-owned Subsidiary's obligations and liabilities, directly or indirectly.

     default. When used with reference to this Agreement or any other Loan Document, any of the events or conditions specified in ss.13.1, whether or not any requirement for the giving of notice, the lapse of time or both, has been satisfied.

     Default. As of the relevant time of determination, an event or occurrence which:

          (i) requires notice and time to cure to become an Event of Default and as to which notice has been given to the Borrower by the Agent; or

          (ii) has occurred and will become an Event of Default (without notice) if such event remains uncured after any grace period specified in ss.13.1 or, in the case of matters referred to in ss.13.1(m), in the other applicable Loan Document(s).

     Disqualifying Environmental Event. Any Release or threatened Release of Hazardous Substances, any violation of Environmental Laws or any other similar environmental event with respect to a Real Estate Asset that causes (x) such Real Estate Asset (in the case of an office building) to no longer be a Class A or Class B office building or such Real Estate Asset (if a Real Estate Asset other than a Class A or Class B office building) to be no longer in the same asset class, (y) the occupancy or rent of such Real Estate Asset to be adversely affected, as compared to what otherwise would have been the occupancy or rent of such Real Estate Asset in the absence of such environmental event (provided that an environmental event that reduces a Class A to a Class B office building at Class B occupancy and rent which are standard in the relevant market shall not constitute a Disqualifying Environmental Event under this clause (y) or clause
(x) above) or (z) such Real Estate Asset to no longer be financeable on a non-recourse (with customary exceptions) long-term debt basis under the then generally accepted underwriting standards of national insurance company or pension fund real estate institutional lenders.

     Distribution. With respect to:

          (i) the Borrower, any distribution of cash or other cash equivalent, directly or indirectly, to the partners of the Borrower; or any other distribution on or in respect of any partnership interests of the Borrower; and

          (ii) BPC, the declaration or payment of any dividend on or in respect of any shares of any class of capital stock of BPC, other than dividends payable solely in shares of common stock by BPC; the purchase, redemption, or other retirement of any shares of any class of capital stock of BPC, directly or indirectly through a Subsidiary of BPC or otherwise; the return of capital by BPC to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of BPC.

     Dollars or $. Dollars in lawful currency of the United States of America.

     Drawdown Date. The date on which any Revolving Credit Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with ss.2.7.

     Duff & Phelps. Duff & Phelps, and its successors.

     Eligible Assignee. Any of (a) a commercial bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with GAAP; and (c) a commercial bank organized under the laws of any other country (including the central bank of such country) which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the United States of America.

     Eligible Real Estate Development Costs. See definition of "Consolidated Market Value".

     Employee Benefit Plan. Any employee benefit plan within the meaning of ss.3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

     Environmental Laws. See ss.6.18(a).

     ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

     ERISA Affiliate. Any Person which is treated as a single employer with the Borrower under ss.414 of the Code.

     ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

     Eurocurrency Reserve Rate. For any day with respect to a Eurodollar Rate Loan, the weighted average of the rates (expressed as a decimal) at which all of the Banks subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     Eurodollar Breakage Costs. With respect to any Eurodollar Rate Loan to be prepaid or not drawn after elected, a prepayment "breakage" fee in an amount determined by the Agent in the following manner:

          (i) First, the Agent shall determine the amount by which (a) the total amount of interest which would have otherwise accrued hereunder on each installment of principal prepaid or not so drawn, during the period beginning on the date of such prepayment or failure to draw and ending on the last day of the applicable Eurodollar Rate Loan Interest Period (the "Reemployment Period"), exceeds (b) the total amount of interest which would accrue, during the Reemployment Period, on any readily marketable bond or other obligation of the United States of America designated by the Agent in its sole discretion at or about the time of such payment, such bond or other obligation of the United States of America to be in an amount equal (as nearly as may be) to the amount of principal so paid or not drawn after elected and to have maturity at the end of the Reemployment Period, and the interest to accrue thereon to take account of amortization of any discount from par or accretion of premium above par at which the same is selling at the time of designation. Each such amount is hereinafter referred to as an "Installment Amount".

          (ii) Second, each Installment Amount shall be treated as payable on the last day of the Eurodollar Rate Loan Interest Period which would have been applicable had such principal installment not been prepaid or not borrowed.

          (iii) Third, the amount to be paid on each such date shall be the present value of the Installment Amount determined by discounting the amount thereof from the date on which such Installment Amount is to be treated as payable, at the same yield to maturity as that payable upon the bond or other obligation of the United States of America designated as aforesaid by the Agent.

     Eurodollar Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

     Eurodollar Rate. For any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the quotient of (a) the rate at which the Agent is offered Dollar deposits two Eurodollar Business Days prior to the beginning of such Interest Period in an interbank eurodollar market where the eurodollar and foreign currency and exchange operations of the Agent are customarily conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan to which such Interest Period applies, divided by
(b) a number equal to 1.00 minus the Eurocurrency Reserve Rate.

     Eurodollar Rate Loan(s). Revolving Credit Loans bearing interest calculated by reference to the Eurodollar Rate.

     Event of Default. See ss.13.1.

     Financial Statement Date. With respect to (i) the Borrower, December 31, 1996, and (ii) with respect to BPC, December 31, 1996.

     Fitch. Fitch Investors Service, Inc., and its successors.

     Fronting Bank. Bank of Boston.

     Funds from Operations. With respect to any fiscal period of the Borrower, an amount, without double-counting, equal to the net income of the Borrower and its Subsidiaries, as determined in accordance with GAAP, before deduction of depreciation and amortization, and excluding gains (or losses) from the sale of real property or interests therein, debt restructurings or other extraordinary items, and after adjustments for unconsolidated partnerships, joint ventures or other entities (such adjustments to be calculated to reflect Funds from Operations on the same basis, to the extent that such Funds from Operations attributable to unconsolidated partnerships, joint ventures and other entities are not subject to the claims of any other Person); plus amortization of pre-paid deferred financing costs to the extent deducted in calculating Funds from Operations.

     "funds from operations". As defined in accordance with resolutions adopted by the Board of Governors of the National Association of Real Estate Investment Trusts from time to time.

     GAAP. Generally accepted accounting principles, consistently applied.

     Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of ss.3(2) of ERISA maintained or contributed to by the Borrower or any Guarantor, as the case may be, or any ERISA Affiliate of any of them the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Guaranties. Collectively, the BPC Guaranty, the 1333 Guaranty, the Burlington Guaranty and any other guaranty of the Obligations made by an Affiliate of the Borrower in favor of the Agent and the Banks.

     Guarantor. Collectively, BPC, 1333, Burlington and any other Affiliate of the Borrower executing a Guaranty, provided, however, when the context so requires, Guarantor shall refer to BPC, 1333, Burlington or such Affiliate, as appropriate. Any Guarantor that is the owner or ground lessee of an Unencumbered Asset shall be a wholly-owned Subsidiary. Provided further, however, from and after the release of the Guaranty of any Subsidiary Guarantor pursuant to ss.5 below, such Subsidiary Guarantor shall no longer be considered a "Guarantor" for purposes of this Agreement.

     Hazardous Substances. See ss.6.18(b).

     Indebtedness. All obligations, contingent and otherwise, that in accordance with GAAP should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (c) all guarantees for borrowed money, endorsements and other contingent obligations, whether direct or indirect, in respect of indebtedness or obligations of others, including any obligation to supply funds (including partnership obligations and capital requirements) to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit.

     Indicative Rating. An unissued long-term unsecured debt rating provided to the Borrower in writing by Moody's, S&P or a Third Rating Agency, which rating has not been revised or withdrawn and is no older than twelve (12) months.

     Interest Payment Date. As to any Loan, the last day of any calendar month in which such Loan is outstanding.

     Interest Period. With respect to each Revolving Credit Loan, (a) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the following periods (as selected by the Borrower in a Completed Loan Request): (i) for any Base Rate Loan, the last day of the calendar month, and (ii) for any Eurodollar Rate Loan, 1, 2, 3, 6 or 12 months; and (b) thereafter, each period commencing at the end of the last day of the immediately preceding Interest Period applicable to such Revolving Credit Loan and ending on the last day of the applicable period set forth in (a)(i) and (ii) above selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

          (A) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

          (B) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

          (C) if the Borrower shall fail to give notice of conversion as provided in ss.2.7, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan on the last day of the then current Interest Period with respect thereto;

          (D) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to subparagraph (E) below, end on the last Business Day of a calendar month; and

          (E) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

     Investments. All expenditures made and all liabilities incurred (contingently or otherwise, but without double-counting): (i) for the acquisition of stock, partnership or other equity interests or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, any Person; and (ii) for the acquisition of any other obligations of any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (b) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (a) may be deducted when paid; and (d) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     Leases. Leases, licenses and agreements, whether written or oral, relating to the use or occupation of space in or on the Buildings or on the Real Estate Assets by persons other than the Borrower, its Subsidiaries or any Partially-Owned Real Estate Holding Entity.

     Leasing Costs. Collectively, leasing commissions, legal fees, design costs, tenant improvement costs and other costs incurred by the Borrower, its Subsidiaries or any Partially-Owned Real Estate Holding Entity in connection with entering into Leases or amendments thereto.

     Letter of Credit. See ss.2A.1.1.

     Letter of Credit Application. See ss.2A.1.1.

     Letter of Credit Fee. See ss.2A.6.

     Letter of Credit Participation. See ss.2A.1.4.

     Lien. See ss.8.2.

     Loan Documents. Collectively, this Agreement, the Letter of Credit Applications, the Letters of Credit, the Revolving Credit Notes, the Guaranties, and any and all other agreements, instruments or documents now or hereafter evidencing or otherwise relating to the Revolving Credit Loans and executed or delivered by or on behalf of the Borrower or its Subsidiaries or any Guarantor or its Subsidiaries in connection with the Loans, or referred to herein or therein and delivered to the Agent or the Banks by or on behalf of the Borrower, any Guarantor or their respective Subsidiaries, and all schedules, exhibits and annexes hereto or thereto, as the same may from time to time be amended and in effect.

     Loans. The Revolving Credit Loans.

     Majority Banks. As of any date, the Banks whose aggregate Commitments constitute at least fifty-one percent (51%) of the Total Commitment, but in no event fewer than two Banks.

     Maturity Date. March 31, 2000, or such earlier date on which the Revolving Credit Loans shall become due and payable pursuant to the terms thereof.

     Maximum Drawing Amount. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such maximum aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

     Moody's. Moody's Investors Service, Inc., and its successors.

     Multiemployer Plan. Any multiemployer plan within the meaning of ss.3(37) of ERISA maintained or contributed to by the Borrower or any Guarantor as the case may be or any ERISA Affiliate.

     Net Operating Income. With respect to any fiscal quarter, the total rental and other income from the operation of all Real Estate Assets of the entity in question, less all expenses and other proper charges incurred in connection with the operation of such Real Estate Assets during such fiscal quarter (including, without limitation, real estate taxes, management fees, bad debt expenses and rent under ground leases), but before payment of or provision for debt service charges for such fiscal quarter, income taxes for such period, and depreciation, amortization, and other non-cash expenses for such fiscal quarter, all as determined in accordance with GAAP (except that any rent leveling adjustments shall be excluded from rental income).

     Obligations. All indebtedness, obligations and liabilities of the Borrower and its Subsidiaries to any of the Banks and the Agent, individually or collectively, under this Agreement or any of the other Loan Documents or in respect of any of the Loans or the Revolving Credit Notes or Reimbursement Obligations incurred or the Letter of Credit Applications or the Letters of Credit or other instruments at any time evidencing any thereof, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

     Operating Accounts. Collectively, all deposit or other accounts of the Borrower relating to each of the Unencumbered Assets other than segregated accounts that the Borrower is required to maintain with third parties.

     Operating Subsidiaries. Those Subsidiaries of the Borrower that, at any time of reference, provide management, construction, design or other services (excluding any such Subsidiary which may provide any such services which are only incidental to that Subsidiary's ownership of one or more Real Estate Assets) but including, in any case, Beacon Property Management Corporation, Beacon Design Corporation, Beacon Property Management, L.P., Beacon Design, L.P. and Beacon Property South Station Management Company, L.P., and any successors or assigns of their respective businesses and/or assets which are Subsidiaries of the Borrower or the Guarantors.

     Partially-Owned Real Estate Holding Entity(ies). Any of the partnerships, joint ventures and other entities owning real estate assets in which the Borrower and/or BPC collectively, directly or indirectly through its full or partial ownership of another entity, own less than 100% of the equity interests, whether or not such entity is required in accordance with GAAP to be consolidated with the Borrower for financial reporting purposes. For purposes of the calculations to be made under ss.9 of this Agreement, the beneficial interests of BPC in the other Guarantors, in BeaMetFed, Inc. (the entity which owns the property at 75-101 Federal Street, Boston, Massachusetts) and in Crystal Holdings Limited Partnership (the partnership that owns the Polk Building and the Taylor Building), and the interests of Rowes Wharf Holding, L.P. in Rowes Wharf Limited Partnership, shall all be treated as if the Borrower were the owner of such interests; provided, however, that none of the BPC-owned beneficial interests shall at any time as to any such property exceed 1% of the entire beneficial interest in such property.

     Partnership Documents. Collectively, (i) the Agreement of Limited Partnership of the Borrower, (ii) the Borrower's Certificate of Limited Partnership, (iii) all of the partnership or any other related agreements to which the Borrower or any Guarantor is a party, including, without limitation, all of the partnership or other related agreements between the Borrower and the other partner(s) in each Partially-Owned Real Estate Holding Entity (and any other parties thereto) relating to the Borrower's interests in such Entities, and (iv) all other agreements, instruments or contracts which shall from time to time be identified in writing by the Agent, the Banks and the Borrower as "Partnership Documents" for purposes of this Agreement.

     PBGC. The Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

     Permits. All governmental permits, licenses, and approvals necessary or useful for the lawful operation and maintenance of the Real Estate Assets.

     Permitted Liens. Liens, security interests and other encumbrances permitted by ss.8.2.

     Person. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government (or any governmental agency or political subdivision thereof).

     Protected Interest Rate Agreement. Those three certain agreements, dated as of April 24, 1995, June 29, 1995, and June 24, 1996, respectively, which collectively evidence the interest protection arrangements required by ss.7.16 hereof, and all extensions, renewals, modifications, amendments, substitutions and replacements thereof.

     RCRA. See ss.6.18.

     Real Estate Assets. The fixed and tangible properties consisting of land, buildings and/or other improvements owned or ground-leased by the Borrower, by any Guarantor or by any other entity in which the Borrower is the holder of an equity interest at the relevant time of reference thereto, including, without limitation, (i) the Unencumbered Assets at such time of reference, and (ii) the real estate assets owned or ground-leased by each of the Partially-Owned Real Estate Holding Entities at such time of reference, but excluding all leaseholds other than (x) the leasehold under the South Station ground lease, and (y) other leaseholds under ground leases having an unexpired term of not less than thirty
(30) years from the date hereof (which ground lease term will include only renewal options exercisable solely at the ground lessee's option and, if exercisable prior to the Maturity Date, so exercised).

     Real Estate Assets Under Development. Any Real Estate Assets for which the Borrower, any Guarantor, any of the Borrower's Subsidiaries or any Partially-Owned Real Estate Holding Entity is actively pursuing construction of Buildings or other improvements and for which construction is proceeding to completion without undue delay from Permit denial, construction delays or otherwise, all pursuant to such Person's ordinary course of business and not inconsistent with ss.7.27 hereof; provided that such Real Estate Asset will no longer be considered a Real Estate Asset Under Development when it achieves and maintains a fifty percent (50%) occupancy rate for two (2) consecutive fiscal quarters. Notwithstanding the foregoing, tenant improvements to previously constructed and/or leased Real Estate Assets shall not be considered Real Estate Assets Under Development. For purposes of this definition, a tenant shall be deemed to be in "occupancy" if such tenant or its subtenant(s) is in possession of the leased premises and such tenant is paying stipulated rent, if any.

     Record. The grid attached to any Revolving Credit Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Loan.

     Recourse. With reference to any obligation or liability, any liability or obligation that is not Without Recourse to the obligor thereunder, directly or indirectly. For purposes hereof, a Person shall not be deemed to be "indirectly" liable for the liabilities or obligations of an obligor solely by reason of the fact that such Person has an ownership interest in such obligor, provided that such Person is not otherwise legally liable, directly or indirectly, for such obligor's liabilities or obligations (e.g., by reason of a guaranty or contribution obligation, by operation of law or by reason of such Person being a general partner of such obligor).

     Reimbursement Obligation. The Borrower's obligation to reimburse the Banks and the Agent on account of any drawing under any Letter of Credit as provided in ss.2A.2. Notwithstanding the foregoing, unless the Borrower shall notify the Agent of its intent to repay the Reimbursement Obligation on the date of the related drawing under any Letter of Credit as provided in ss.2A.2, such Reimbursement Obligation shall simultaneously with such drawing be converted to and become a Base Rate Loan as set forth in ss.2A.3.

     REIT. A "real estate investment trust", as such term is defined in Section 856 of the Code.

     Release. See ss.6.18(c)(iii).

     Revolving Credit Loan(s). Each and every revolving credit loan made or to be made by the Banks to the Borrower pursuant to ss.2.

     Revolving Credit Notes. Collectively, the separate promissory notes of the Borrower in favor of each Bank in substantially the form of Exhibit A hereto, in the aggregate principal amount of $300,000,000, dated as of the date hereof or as of such later date as any Person becomes a Bank under this Agreement, and completed with appropriate insertions, as each of such notes may be amended and/or restated from time to time.

     Revolving Credit Note Record. A Record with respect to the Revolving Credit Notes.

     Rowes Wharf Debt. The indebtedness described on Schedule 1.4 hereto.

     Russia Wharf Debt. The indebtedness described on Schedule 1.5 hereto.

     S&P. Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc., and its successors.

     SARA. See ss.6.18.

     SEC Filings. Collectively, (a) the BPC's Annual Report on Form 10-K for the year ended December 31, 1996, filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), (b) BPC's Current Report on Form 8-K, dated March 27, 1997, filed with the SEC pursuant to the Exchange Act, including all amendments thereto, (c) the description of BPC's Common Stock contained in its Registration Statement on Form 8-A filed with the SEC pursuant to the Exchange Act, including all amendments and reports updating such description, (d) the Borrower's Report on Form 10/A-2 dated March 27, 1997, filed with the SEC pursuant to the Exchange Act, including all amendments thereto, and (e) BPC's Preliminary Prospectus dated March 27, 1997 and the Preliminary Prospectus Supplement dated March 27, 1997 (the "March, 1997 Preliminary Prospectus and Preliminary Prospectus Supplement").

     South Station Debt. The indebtedness described on Schedule 1.6 hereto.

     subsidiary. Any entity required to be consolidated with its direct or indirect parent in accordance with GAAP.

     Subsidiary. Any corporation, association, partnership, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes or controlling interests) of the outstanding voting interests or at least a majority of the economic interests (including, in any case, the Operating Subsidiaries and any entity required to be consolidated with its designated parent in accordance with GAAP), provided, however, that (i) in the case of the Borrower, the term Subsidiary shall always include all Operating Subsidiaries and exclude the Partially-Owned Real Estate Holding Entities, and
(ii) in the case of BPC, the term Subsidiary shall not include the Borrower or its Subsidiaries or the Partially-Owned Real Estate Holding Entities.

     Subsidiary Guarantor. Any Guarantor other than BPC.

     Third Debt Rating. The Borrower's long term unsecured debt rating from a Third Rating Agency.

     Third Rating Agency. Duff & Phelps, Fitch's or another nationally-recognized rating agency (other than S&P or Moody's) reasonably satisfactory to the Agent.

     Title Insurance Company. Commonwealth Land Title Insurance Company or other nationally-recognized title insurance company.

     Title Policies. For each Unencumbered Asset, an ALTA standard form title policy (or, if such form is not available, an equivalent form of title insurance policy) issued by the Title Insurance Company, insuring that the Borrower holds good and clear marketable fee simple or leasehold title to such Unencumbered Asset, subject only to Permitted Liens.

     Total Commitment. As of any date, the sum of the then-current Commitments of the Banks, provided that the Total Commitment shall not at any time exceed the lesser of: (i) $300,000,000 or (ii) the amount that is the maximum amount that permits compliance with the terms of ss.9.

     Type. As to any Revolving Credit Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

     Unanimous Bank Approval. The written consent of each Bank that is a party to this Agreement at the time of reference.

     Unencumbered Asset. Any Real Estate Asset that on any date of determination: (a) is not subject to any Liens (including any such Lien imposed by the organizational documents of the owner of such asset, but excluding

Permitted Liens), (b) is not the subject of any matter that materially adversely affects the value of such Real Estate Asset, (c) is not the subject of a Disqualifying Environmental Event, (d) has been improved with a Building or Buildings which (1) have been issued a certificate of occupancy (where available) or is otherwise lawfully occupied for its intended use, (2) are fully operational, and (3) have an aggregate average occupancy of all Building(s) in such Real Estate Asset of not less than 50% for the fiscal quarter most recently ended, provided that at any date of determination all Real Estate Assets that are Unencumbered Assets shall have an aggregate average occupancy of not less than 80% for the fiscal quarter most recently ended, (e) is wholly owned or ground-leased by the Borrower or a Guarantor and (f) has not been designated by the Borrower in writing to the Agent as a Real Estate Asset that is not an Unencumbered Asset, which designation shall not be permitted during the continuance of a Default or an Event of Default and shall be accompanied by a compliance certificate in the form of Exhibit D attached hereto. For purposes of this definition, a tenant shall be deemed to be in "occupancy" if such tenant or its subtenant(s) is in possession of the leased premises and such tenant is paying stipulated rent, if any; provided that up to 10% of the actual occupancy may be comprised of tenants which are not (and do not have subtenants which are) in possession of the leased premises but continue to pay stipulated rent, if any.

     Uniform Customs. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, or any successor version thereof adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

     Unrestricted Cash and Cash Equivalents. As of any date of determination, the sum of (a) the aggregate amount of unrestricted cash then held by the Borrower or any of its Subsidiaries and (b) the aggregate amount of unrestricted cash equivalents (valued at fair market value) then held by the Borrower or any of its Subsidiaries. As used in this definition, (i) "unrestricted" means the specified asset is not subject to any Liens in favor of any Person and (ii) "cash equivalents" means that such asset has a liquid, par value in cash and is convertible to cash on demand. Notwithstanding anything contained herein to the contrary, the term Unrestricted Cash and Cash Equivalents shall not include the Commitments of the Banks to make Loans under this Agreement.

     Unsecured Indebtedness. All Indebtedness of any Person that is not secured by a Lien on any asset of such Person.

     Value of Nonconforming Assets. See ss.7.27.

     wholly-owned Subsidiary. Any Subsidiary of which the Borrower and/or BPC shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes or controlling interests) of the outstanding voting interests and one hundred percent (100%) of the economic interests, of which at least ninety-nine percent (99%) of the economic interests shall be owned by the Borrower.

     "Without Recourse" or "without recourse". With reference to any obligation or liability, any obligation or liability for which the obligor thereunder is not liable or obligated other than as to its interest in a designated Real Estate Asset or other specifically identified asset only, subject to such limited exceptions to the non-recourse nature of such obligation or liability, such as fraud, misappropriation, misapplication and environmental indemnities, as are usual and customary in like transactions involving institutional lenders at the time of the incurrence of such obligation or liability.

     ss.1.2. Rules of Interpretation.

          (i) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms or the terms of this Agreement.

          (ii) The singular includes the plural and the plural includes the singular.

          (iii) A reference to any law includes any amendment or modification to such law.

          (iv) A reference to any Person includes its permitted successors and permitted assigns.

          (v) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

          (vi) The words "include", "includes" and "including" are not limiting.

          (vii) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in Massachusetts, have the meanings assigned to them therein.

          (viii) Reference to a particular "ss." refers to that section of this Agreement unless otherwise indicated.

          (ix) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

     ss.2. THE REVOLVING CREDIT FACILITY.

     ss.2.1. Commitment to Lend. Subject to the provisions of ss.2.6 and the other terms and conditions set forth in this Agreement, each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from each Bank from time to time between the Closing Date and the Maturity Date upon notice by the Borrower to the Agent (with copies for each Bank) given in accordance with ss.2.6 hereof, such sums as are requested by the Borrower up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment minus such Bank's Commitment Percentage of the Maximum Drawing Amount; provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount shall not at any time exceed the Total Commitment in effect at such time.

     The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Commitment Percentage. Each request for a Revolving Credit Loan made pursuant to ss.2.6 hereof shall constitute a representation and warranty by the Borrower that the conditions set forth in ss.11 have been satisfied as of the Closing Date (to the extent such conditions have not been waived in writing by the Banks and/or deferred in writing to be a condition to the initial advance) and that the conditions set forth in ss.12 have been satisfied on the date of such request and will be satisfied on the proposed Drawdown Date of the requested Loan, provided that the making of such representation and warranty by the Borrower shall not limit the right of any Bank not to lend if such conditions have not been met. No Revolving Credit Loan shall be required to be made by any Bank unless all of the conditions contained in ss.11 have been satisfied as of the Closing Date (to the extent such conditions have not been waived in writing by the Banks and/or deferred in writing to be a condition to the initial advance) and that the conditions set forth in ss.12 have been met at the time of any request for a Revolving Credit Loan.

     ss.2.2. [Intentionally Omitted.]

     ss.2.3. Reduction of Commitment. The Borrower shall have the right at any time and from time to time upon five (5) Business Days' prior written notice to the Agent (with copies for each Bank) to reduce by $500,000 or an integral multiple of $100,000 in excess thereof or terminate entirely the unborrowed portion of the then Total Commitment, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their respective Commitment Percentages by the amount specified in such notice or, as the case may be, terminated. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of the Commitment Fee then accrued and unpaid on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

     ss.2.4. The Revolving Credit Notes. The Revolving Credit Loans shall be evidenced by the Revolving Credit Notes. A Revolving Credit Note shall be payable to the order of each Bank in an aggregate principal amount equal to such Bank's Commitment. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Notes, an appropriate notation on such Bank's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Revolving Credit Note Record shall be prima facie evidence of the principal amount thereof owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Revolving Credit Note Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

     ss.2.5. Interest on Revolving Credit Loans; Fees.

          (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto (unless earlier paid in accordance with ss.3.2) at a rate equal to the Base Rate plus the Applicable Margin for Base Rate Loans.

          (b) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto (unless earlier paid in accordance with ss.3.2) at a rate equal to the Eurodollar Rate determined for such Interest Period plus the Applicable Margin for Eurodollar Rate Loans.

          (c) The Borrower unconditionally promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

          (d) The Borrower agrees to pay to the Agent a facility fee (the "Facility Fee") as set forth in that certain letter agreement of even date herewith between the Borrower and the Agent.

          (e) The Borrower agrees to pay to the Agent, for the accounts of the Banks in accordance with their respective Commitment Percentages, a commitment fee calculated at the rate of one-fifth of one percent (1/5%) per annum on the Average Unused Commitment during each calendar quarter or portion thereof from the date hereof to the Maturity Date (the "Commitment Fee"). The Commitment Fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the Closing Date, with a final payment on the Maturity Date or any earlier date on which the Commitments shall terminate.

          (f) Agent's Fee. The Borrower shall pay to the Agent an Agent's fee as set forth in that certain letter agreement of even date herewith between the Borrower and the Agent.

     ss.2.6. Requests for Revolving Credit Loans.

     The following provisions shall apply to each request by the Borrower for a Revolving Credit Loan:

          (i) The Borrower shall submit a Completed Loan Request to the Agent, together with a duplicate copy of such Completed Loan Request for each Bank which is then a party to this Agreement at the time such loan request is made. Such Completed Loan Requests shall be delivered in separate envelopes to the Agent and be addressed to the Agent and each Bank, respectively, and each such envelope shall be conspicuously marked with the following legend:
     "LOAN REQUEST -- TIME SENSITIVE -- MUST RESPOND WITHIN [ ] DAYS" and with the appropriate period filled in. Except as otherwise provided herein, each Completed Loan Request shall be in a minimum amount of $500,000 or an integral multiple thereof. Each Completed Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loans requested from the Banks on the proposed Drawdown Date, unless such Completed Loan Request is withdrawn (x) in the case of a request for a Eurodollar Rate Loan, at least four (4) Business Days prior to the proposed Drawdown Date for such Loan, and (y) in the case of a request for a Base Rate Loan, at least two (2) Business Days prior to the proposed Drawdown Date for such Loan.

          (ii) Each Completed Loan Request may be delivered by the Borrower to the Agent by 10:00 a.m. on any Business Day, and at least two (2) Business Days prior to the proposed Drawdown Date of any Base Rate Loan, and at least four (4) Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan.

          (iii) Each Completed Loan Request shall include a completed writing in the form of Exhibit C hereto specifying: (1) the principal amount of the Revolving Credit Loan requested, (2) the proposed Drawdown Date of such Revolving Credit Loan, (3) the Interest Period applicable to such Revolving Credit Loan, and (4) the Type of such Revolving Credit Loan being requested.

          (iv) No Bank shall be obligated to fund any Revolving Credit Loan unless:

               (a) a Completed Loan Request has been timely received by the Agent as provided in subsection (i) above; and

               (b) both before and after giving effect to the Revolving Credit Loan to be made pursuant to the Completed Loan Request, all of the conditions contained in ss.11 shall have been satisfied as of the Closing Date (to the extent such conditions have not been waived in writing by the Banks and/or deferred in writing to be a condition to the initial advance) and all of the conditions set forth in ss.12 shall have been met, including, without limitation, the condition under ss.12.1 that there be no Default or Event of Default under this Agreement; and

               (c) the Agent shall have received (with copies for each Bank) a certificate in the form of Exhibit D hereto signed by the chief financial officer or treasurer of the Borrower setting forth computations evidencing compliance with the covenants contained in ss.9 on a pro forma basis after giving effect to such requested Revolving Credit Loan, and, for purposes of calculating pro forma compliance under ss.9.6, Consolidated Unsecured Debt Service Charges shall be calculated, for the quarter in which the loan request is made, using the higher of (x) the actual annual interest rate applicable to the Revolving Credit Loans on the date that such certificate is submitted, and (y) the sum of two percent (2%) plus the imputed seven (7) year United States Treasury notes yield on such date based upon published quotes for Treasury notes having seven (7) years to maturity (and attaching a copy of the pro forma analysis used in determining such compliance), and certifying that, both before and after giving effect to such requested Revolving Credit Loan, no Default or Event of Default exists or will exist under this Agreement or any other Loan Document, and that after taking into account such requested Revolving Credit Loan, no default will exist as of the Drawdown Date or thereafter.

               (v) The Agent will use best efforts to cause the Completed Loan Request to be delivered to each Bank on the same day or the Business Day following the day a Completed Loan Request is received by the Agent.

     ss.2.7. Conversion Options.

          (a) The Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (i) with respect to any such conversion of a Eurodollar Rate Loan to a Base Rate Loan, such conversion shall take place automatically at the end of the applicable Interest Period unless the Borrower provides notice to the Agent of its request to continue such Loan as a Eurodollar Rate Loan as provided in ss.2.7(b) and ss.2.7(a)(ii); (ii) subject to the further proviso at the end of this ss.2.7(a) and subject to ss.2.7(b) and 2.7(d), with respect to any conversion of a Base Rate Loan to a Eurodollar Rate Loan (or a continuation of a Eurodollar Rate Loan, as provided in ss.2.7(b)), the Borrower shall give the Agent (with copies for each Bank) at least four (4) Eurodollar Business Days' prior written notice of such election, which such notice must be received by the Agent by 10:00 a.m. on any Business Day; and (iii) no Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. All or any part of outstanding Revolving Credit Loans of any Type may be converted as provided herein, provided that each Conversion Request relating to the conversion of a Base Rate Loan to a Eurodollar Rate Loan shall be for an amount equal to $500,000 or an integral multiple of $100,000 in excess thereof and shall be irrevocable by the Borrower.

          (b) Any Revolving Credit Loan of any Type may be continued as such upon the expiration of the Interest Period with respect thereto (i) in the case of Base Rate Loans, automatically and (ii) in the case of Eurodollar Rate Loans by compliance by the Borrower with the notice provisions contained in ss.2.7(a)(ii); provided that no Eurodollar Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or

Event of Default. The Agent shall notify the Banks promptly when any such automatic conversion contemplated by this ss.2.7(b) is scheduled to occur.

          (c) In the event that the Borrower does not notify the Agent of its election hereunder with respect to any Revolving Credit Loan, such Loan shall be automatically converted to a Base Rate Loan at the end of the applicable Interest Period.

          (d) The Borrower may not request or elect a Eurodollar Rate Loan pursuant to ss.2.6, elect to convert a Base Rate Loan to a Eurodollar Loan pursuant to ss.2.7(a) or elect to continue a Eurodollar Rate Loan pursuant to ss.2.7(b) if, after giving effect thereto, there would be greater than five (5) Eurodollar Rate Loans then outstanding. Any Loan Request for a Eurodollar Rate Loan that would create greater than five (5) Eurodollar Rate Loans outstanding shall be deemed to be a Loan Request for a Base Rate Loan.

     ss.2.8. Funds for Revolving Credit Loans.

          (a) Subject to the other provisions of this ss.2, not later than 11:00 a.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Banks will make available to the Agent, at its Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loan. Upon receipt from each Bank of such amount, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loan made available to the Agent by the Banks; all such funds received by the Agent by 11:00 a.m. (Boston Time) on any Business Day will be made available to the Borrower not later than 2:00 p.m. on the same Business Day. Funds received after such time will be made available by not later than 11:00 a.m. on the next Business Day. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loan shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of its Commitment Percentage of any requested Revolving Credit Loan but in no event shall the Agent (in its capacity as Agent) have any obligation to make any funding or shall any Bank be obligated to fund more than its Commitment Percentage of the requested Revolving Credit Loan or to increase its Commitment Percentage on account of such failure or otherwise.

          (b) The Agent may, unless notified to the contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loan to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, multiplied by (ii) the amount of such Bank's Commitment Percentage of such Revolving Credit Loan, multiplied by (iii) a fraction, the numerator of which is the number of days that elapsed from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loan shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due and owing to the Agent by such Bank.

     ss.2A. LETTERS OF CREDIT.

     ss.2A.1. Letter of Credit Commitments.

          ss.2A.1.1. Commitment to Issue Letters of Credit. Subject to the terms and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Fronting Bank's customary form as part of a Completed Loan Request (a "Letter of Credit Application") deleting, however, the terms and conditions customarily attached thereto, the Fronting Bank on behalf of the Banks and in reliance upon the agreement of the Banks set forth in ss.2A.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Borrower and reasonably agreed to by the Fronting Bank; provided, however, that, after giving effect to such Completed Loan Request, (a) the Maximum Drawing Amount shall not exceed $50,000,000 at any one time, (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit and (ii) the amount of all Loans outstanding shall not exceed the Total Commitment in effect at such time, and
(c) the total number of Letters of Credit outstanding shall not exceed five (5).

          ss.2A.1.2. Letter of Credit Applications. Each Letter of Credit Application shall be completed to the reasonable satisfaction of the Agent and the Fronting Bank. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Agreement (including provisions applicable to a Completed Loan Request), then the provisions of this Agreement shall, to the extent of any such inconsistency, govern.

          ss.2A.1.3. Terms of Letters of Credit. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (i) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and
(ii) have an expiry date no later than the date which is fourteen (14) days prior to the Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

          ss.2A.1.4. Reimbursement Obligations of Banks. Each Bank severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Commitment Percentage, to reimburse the Fronting Bank on demand pursuant to ss.2A.3 for the amount of each draft paid by the Fronting Bank under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to ss.2A.2 (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank).

          ss.2A.2. Reimbursement Obligation of the Borrower. In order to induce the Fronting Bank to issue, extend and renew each Letter of Credit and the Banks to participate therein, the Borrower hereby agrees, except as contemplated in ss.2A.3 below, to reimburse or pay to the Fronting Bank, for the account of the Fronting Bank or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Fronting Bank hereunder,

               (a) except as otherwise expressly provided in ss.2A.2(b) and (c) or ss.2A.3, on each date that any draft presented under such Letter of Credit is honored by the Fronting Bank, or the Fronting Bank otherwise makes a payment with respect thereto, (i) the amount paid by the Fronting Bank under or with respect to such Letter of Credit, and (ii) any amounts payable pursuant to ss.4.5 hereof under, or with respect to, such Letter of Credit,

               (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the then Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Agent in an interest-bearing account (with interest to be added to such account) as cash collateral for the benefit of the Banks and the Agent for all Reimbursement Obligations, and

               (c) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with ss.13, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Agent in an interest-bearing account (with interest to be added to such account) as cash collateral for the benefit of the Banks and the Agent for all Reimbursement Obligations.

     Each such payment shall be made to the Agent for the benefit of the Banks at the Agent's Head Office in immediately available funds. Interest on any and all amounts not converted to a Loan pursuant to ss.2A.3 and remaining unpaid by the Borrower under this ss.2A.2 at any time from the date such amounts become due and payable (whether as stated in this ss.2A.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent for the benefit of the Banks on demand at the rate specified in ss.4.9 for overdue principal on the Loans.

     ss.2A.3. Letter of Credit Payments; Funding of a Loan. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Fronting Bank shall notify the Borrower and the Banks, on or before the date the Fronting Bank intends to honor such drawing, of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment, and, except as provided in this ss.2A.3, Borrower shall reimburse Agent, as set forth in ss.2A.2 above. Notwithstanding anything contained in ss.2A.2 above or this ss.2A.3 to the contrary, however, unless Borrower shall have notified the Agent and Fronting Bank prior to 11:00 a.m. (New York time) on the Business Day immediately prior to the date of such drawing that Borrower intends to reimburse Fronting Bank for the amount of such drawing with funds other than the proceeds of the Loans, Borrower shall be deemed to have timely given a Completed Loan Request pursuant to ss.2.6 to Agent, requesting a Base Rate Loan on the date on which such drawing is honored and in an amount equal to the amount of such drawing. The Borrower may thereafter convert any such Base Rate Loan to a Loan of another Type in accordance with ss.2.7. Each Bank shall, in accordance with ss.2.8, make available such Bank's Commitment Percentage of such Loan to Agent, the proceeds of which shall be applied directly by Agent to reimburse Fronting Bank for the amount of such draw. In the event that any Bank fails to make available to Agent the amount of such Bank's Commitment Percentage of such Loan on the date of the drawing, Agent shall be entitled to recover such amount on demand from such Bank plus any additional amounts payable under ss.2.8(b) in the event of a late funding by a Bank. The Fronting Bank is irrevocably authorized by the Borrower and each of the Banks to honor draws on each Letter of Credit by the beneficiary thereof in accordance with the terms of the Letter of Credit. The responsibility of the Agent to the Borrower and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

     ss.2A.4. Obligations Absolute. The Borrower's obligations under this ss.2A shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Agent, any Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the Agent and the Banks that the Agent and the Banks shall not be responsible for, and the Borrower's Reimbursement Obligations under ss.2A.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon (so long as the documents delivered under each Letter of Credit in connection with such presentment shall be in the form required by, and in conformity in all material respects with, such Letter of Credit), even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to whom any Letter of Credit may be transferred, or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. If done in good faith and absent gross negligence, the Agent and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith and absent gross negligence, shall be binding upon the Borrower and shall not result in any liability on the part of the Agent or any Bank to the Borrower.

     ss.2A.5. Reliance by Issuer. To the extent not inconsistent with ss.2A.4, the Agent and any Fronting Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent and any Fronting Bank shall be fully justified in failing or refusing to take any action under this ss.2A unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent and any Fronting Bank shall in all cases be fully protected by the Banks in acting, or in refraining from acting, under this ss.2A in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Notes or of a Letter of Credit Participation.

     ss.2A.6. Letter of Credit Fee. The Borrower shall pay to the Agent a fee (in each case, a "Letter of Credit Fee") in an amount equal to the Applicable L/C Percentage of the undrawn amount of each outstanding Letter of Credit, which fee (a) shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter, with a final payment on the Maturity Date or any earlier date on which the Commitments shall terminate (which Letter of Credit Fee shall be pro-rated for any calendar quarter in which such Letter of Credit is issued, drawn upon or otherwise reduced or terminated) and (b) shall be for the accounts of the Banks as follows: (i) an amount equal to 0.25% per annum of the undrawn amount of the Letter of Credit shall be for the account of the Fronting Bank and (ii) the remainder of the Letter of Credit Fee shall be for the accounts of the Bank (including the Fronting Bank) pro rata in accordance with their respective Commitment Percentages.

     ss.2A.7. Existing Letter of Credit. The letter of credit dated November 14, 1996 issued by the Bank of Boston to Burlington Retail Limited Partnership shall for all purposes be deemed to be a Letter of Credit issued under this Agreement.

     ss.3. REPAYMENT OF THE REVOLVING CREDIT LOANS.

     ss.3.1. Maturity. The Borrower promises to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all unpaid principal of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon, the unpaid balance of the Commitment Fee accrued through such date, and any and all other unpaid amounts due under this Agreement, the Revolving Credit Notes or any other of the Loan Documents.

     ss.3.2. Optional Repayments of Revolving Credit Loans. The Borrower shall have the right, at its election, to prepay the outstanding amount of the Revolving Credit Loans, in whole or in part, at any time without penalty or premium; provided that the outstanding amount of any Eurodollar Rate Loans may not be prepaid unless the Borrower pays the Eurodollar Breakage Costs for each Eurodollar Rate Loan so prepaid at the time of such prepayment. The Borrower shall give the Agent (with copies for each Bank), no later than 10:00 a.m., Boston time, at least two (2) Business Days' prior written notice of any prepayment pursuant to this ss.3.2 of any Base Rate Loans, and at least four (4) Eurodollar Business Days' notice of any proposed prepayment pursuant to this ss.3.2 of Eurodollar Rate Loans, specifying the proposed date of prepayment of

Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Loans shall be in an integral multiple of $100,000, or, if less, the outstanding balance of the Revolving Credit Loans then being repaid, shall be accompanied by the payment of all charges outstanding on all Revolving Credit Loans so prepaid and of all accrued interest on the principal prepaid to the date of payment, and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans, at the Agent's option.

     ss.4. CERTAIN GENERAL PROVISIONS.

     ss.4.1. Funds for Payments.

          (a) All payments of principal, interest, fees, and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks or (as the case may be) the Agent, at the Agent's Head Office, in each case in Dollars and in immediately available funds.

          (b) All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory liens, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents (except with respect to taxes on the income or profits of the Agent or any Bank), the Borrower shall pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks to receive the same net amount which the Banks would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent (with copies for each Bank) certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

     ss.4.2. Computations. All computations of interest on the Loans and of other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the Revolving Credit Note Record from time to time shall constitute prima facie evidence of the principal amount thereof.

     ss.4.3. Inability to Determine Eurodollar Rate. In the event, prior to the commencement of any Interest Period relating to any Eurodollar Rate Loan, the Agent shall reasonably determine that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower) to the Borrower and the Banks. In such event (a) any Loan Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (b) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period thereof, become a Base Rate Loan, and (c) the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Agent reasonably determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Banks.

     ss.4.4. Illegality. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and thereupon (a) the Commitment of such Bank to make Eurodollar Rate Loans or convert Base Rate Loans to Eurodollar Rate Loans shall forthwith be suspended and (b) such Bank's Commitment Percentage of a Eurodollar Rate Loans then outstanding shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law, all until such time as it is no longer unlawful for such Bank to make or maintain Eurodollar Rate Loans. The Borrower hereby agrees promptly to pay the Agent for the account of such Bank, upon demand, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion required by this ss.4.4 prior to the last day of an Interest Period with respect to a Eurodollar Rate Loan, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Rate Loans hereunder.

     ss.4.5. Additional Costs, Etc. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank by any central bank or other fiscal, monetary or other authority (whether or not having the force of law, but if not having the force of law, then generally applied by the Banks with respect to similar loans), shall:

          (a) subject any Bank to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, any Letters of Credit, such Bank's Commitment or the Loans (other than taxes based upon or measured by the income or profits of such Bank), or

          (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to the Agent or any Bank under this Agreement or the other Loan Documents, or

          (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank, or

          (d) impose on any Bank any other conditions or requirements with respect to this Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Bank's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Bank's Commitment forms a part;

and the result of any of the foregoing is


               (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans or such Bank's Commitment or any Letter of Credit, or

               (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Bank hereunder on account of such Bank's Commitment, any Letter of Credit or any of the Loans, or

               (iii) to require such Bank to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Bank at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank such additional amounts as such Bank shall determine in good faith to be sufficient to compensate such Bank for such additional cost, reduction, payment or foregone interest or other sum, provided that such Bank is generally imposing similar charges on its other similarly situated borrowers.

     ss.4.6. Capital Adequacy. If any future law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law, but if not having the force of law, then generally applied by the Banks with respect to similar loans) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by banks or bank holding companies and any Bank or the Agent determines that the amount of capital required to be maintained by it is increased by or based upon the existence of Loans made or deemed to be made pursuant hereto, then such Bank or the Agent may notify the Borrower of such fact, and the Borrower shall pay to such Bank or the Agent from time to time on demand, as an additional fee payable hereunder, such amount as such Bank or the Agent shall determine in good faith and certify in a notice to the Borrower to be an amount that will adequately compensate such Bank in light of these circumstances for its increased costs of maintaining such capital. Each Bank and the Agent shall allocate such cost increases among its customers in good faith and on an equitable basis, and will not charge the Borrower unless it is generally imposing a similar charge on its other similarly situated borrowers.

     ss.4.7. Certificate. A certificate setting forth any additional amounts payable pursuant to ss.ss.4.5 or 4.6 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be prima facie evidence that such amounts are due and owing.

     ss.4.8. Indemnity. In addition to the other provisions of this Agreement regarding such matters, the Borrower agrees to indemnify the Agent and each Bank and to hold the Agent and each Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that the Agent or such Bank may sustain or incur as a consequence of (a) the failure by the Borrower to pay any principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by the Agent or such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (b) the failure by the Borrower to make a borrowing or conversion after the Borrower has given a Completed Loan Request for a Eurodollar Rate Loan or a Conversion Request for a Eurodollar Rate Loan, and (c) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by the Agent or a Bank to lenders of funds obtained by it in order to maintain any such Eurodollar Rate Loans.

     ss.4.9. Interest on Overdue Amounts. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest payable on demand at a rate per annum equal to four percent (4%) above the Base Rate until such amount shall be paid in full (after as well as before judgment). In addition, the Borrower shall pay a late charge equal to three percent (3%) of any amount of principal (other than principal due on the Maturity Date) and/or interest charges on the Loans which is not paid within ten (10) days of the date when due.

     ss.4.10. HLT Classification. The Agent and each of the Banks hereby confirms that as of the date hereof none of the Loans, the Letters of Credit or the Commitment are classified as "highly leveraged transactions". Notwithstanding the foregoing, if after the date hereof, the Agent determines, or is advised by any Bank that such Bank has determined, or is advised by any Bank that such Bank has received notice from any governmental authority, central bank or comparable agency having jurisdiction over such Bank, that any of the Commitments or Loans or Letters of Credit or Letter of Credit Participations are classified as a "highly leveraged transaction" (an "HLT Classification") pursuant to any existing regulations regarding "highly leveraged transactions" or any modification, amendment or interpretation thereof, or the adoption of new regulations regarding "highly leveraged transactions" after the date hereof by any governmental authority, central bank or comparable agency, the Agent shall promptly give notice of such HLT Classification to the Borrower and the Banks. The Agent, the Banks and the Borrower shall thereupon commence negotiations in good faith to agree on the extent to which fees, interest rates and/or margins hereunder should be increased so as to reflect such HLT Classification. If the Borrower and the Banks subject to such HLT Classification agree on the amount of such increase or increases, this Agreement shall be promptly amended to give effect to such increase or increases. If the Borrower and the Banks subject to such HLT Classification fail to so agree and the Borrower has failed to refinance the Obligations within one hundred and twenty (120) days after notice is given by the Agent as provided above, then the

Agent shall, if so requested by such Banks, by notice to the Borrower terminate the Commitments of such Banks, and such Commitments shall thereupon terminate, and the Borrower shall on such date make mandatory prepayment of all outstanding principal, interest and other amounts due to such Banks on account of Loans made by them as if the Borrower had elected to make a prepayment of such amounts in accordance with ss.3.2 and shall pay such other amounts as would be due under ss.3.2 on account of an optional prepayment. The Agent and the Banks acknowledge that an HLT Classification is not a default, Default or an Event of Default.

     ss.5. GUARANTIES. Each of the Guarantors will guaranty the Obligations pursuant to its Guaranty. The Obligations are full recourse obligations of the Borrower and each Subsidiary Guarantor, and all of the respective assets and properties of the Borrower and each Subsidiary Guarantor shall be available for the payment in full in cash and performance of the Obligations. The Guaranty of any Subsidiary Guarantor shall be released by the Agent if and when all of the Real Estate Assets owned or ground-leased by such Subsidiary Guarantor shall cease to be Unencumbered Assets pursuant to the terms of this Agreement. The Obligations are limited recourse obligations of BPC (whether in its own capacity, in its capacity as a general partner of any Subsidiary Guarantor, in its capacity as general partner of the Borrower (in the Borrower's own capacity and/or in the Borrower's capacity as general partner of any Subsidiary Guarantor) or otherwise) as provided in ss.28 hereof.

     ss.6. REPRESENTATIONS AND WARRANTIES. The Borrower for itself and for each Guarantor insofar as any such statements relate to such Guarantor represents and warrants to the Banks all of the statements contained in this ss.6.

     ss.6.1. Authority; Etc.

          (a) Organization; Good Standing.

               (i) Each of the Borrower, 1333 and Burlington is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware; each Subsidiary of the Borrower is duly organized, validly existing and in good standing as a corporation or a partnership, as the case may be, under the laws of the state of its organization; the Borrower, 1333, Burlington and each of the Borrower's Subsidiaries has all requisite partnership or corporate, as the case may be, power to own its respective properties and conduct its respective business as now conducted and as presently contemplated; and each of the Borrower, 1333, Burlington and the Borrower's other

          Subsidiaries is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where the Unencumbered Assets owned or ground-leased by it are located and in each other jurisdiction where such qualification is necessary except where a failure to be so qualified in such other jurisdiction would not have a materially adverse effect on any of their respective businesses, assets or financial conditions.

               (ii) BPC is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; each Subsidiary of BPC is duly organized, validly existing and in good standing as a corporation or partnership, as the case may be, under the laws of the state of its organization; BPC and each of its Subsidiaries has all requisite corporate or partnership, as the case may be, power to own its respective properties and conduct its respective business as now conducted and as presently contemplated; and BPC and each of its Subsidiaries is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where such qualification is necessary (including, as to BPC, in the Commonwealth of Massachusetts) except where a failure to be so qualified in such other jurisdiction would not have a materially adverse effect on the business, assets or financial condition of BPC or such Subsidiary.

               (iii) As to each subsequent Guarantor, a provision similar, as applicable, to (a) (i) or (ii) above shall be included in each such subsequent Guarantor's Guaranty, and the Borrower shall be deemed to make for itself and on behalf of each such subsequent Guarantor a representation and warranty as to such provision regarding such subsequent Guarantor.

          (b) Capitalization.

               (i) The outstanding equity of the Borrower is comprised of a general partner interest and limited partner interests, all of which have been duly issued and are outstanding and fully paid and non-assessable as set forth in Schedule 6.1(b) hereto. All of the issued and outstanding general partner interests of the Borrower are owned and held of record by BPC; all of the limited partner interests of the Borrower are owned and held of record as set forth in

          Schedule 6.1(b) hereto. Except as set forth in the Agreement of Limited Partnership of the Borrower or as disclosed in Schedule 6.1(b) hereto, as of the Closing Date there are no outstanding securities or agreements exchangeable for or convertible into or carrying any rights to acquire any equity interests in the Borrower. Except as disclosed in the SEC Filings or in Schedule 6.1(b), there are no outstanding commitments, options, warrants, calls or other agreements (whether written or oral) binding on the Borrower or BPC which require or could require the Borrower or BPC to sell, grant, transfer, assign, mortgage, pledge or otherwise dispose of any equity interests of the Borrower. Except as set forth in the Agreement of Limited Partnership of the Borrower, no general partnership interests of the Borrower are subject to any restrictions on transfer or any partner agreements, voting agreements, trust deeds, irrevocable proxies, or any other similar agreements or interests (whether written or oral).

               (ii) As of the Closing Date, the authorized capital stock of, or any other equity interests in, each of the Borrower's Subsidiaries are as set forth in the SEC Filings, and the issued and outstanding voting and non-voting shares of the common stock of each of the Borrower's Subsidiaries, and all of the other equity interests in such Subsidiaries, all of which have been duly issued and are outstanding and fully paid and non-assessable, are owned and held of record as set forth in the SEC Filings. Except as disclosed in the SEC Filings, as of the Closing Date there are no outstanding securities or agreements exchangeable for or convertible into or carrying any rights to acquire any equity interests in any of the Borrower's Subsidiaries, and there are no outstanding options, warrants, or other similar rights to acquire any shares of any class in the capital of or any other equity interests in any of the Borrower's Subsidiaries. Except as disclosed in the SEC Filings, as of the Closing Date there are no outstanding commitments, options, warrants, calls or other agreements or obligations (whether written or oral) binding on any of the Borrower's Subsidiaries to issue, sell, grant, transfer, assign, mortgage, pledge or otherwise dispose of any shares of any class in the capital of or other equity interests in any of the Borrower's Subsidiaries. Except as disclosed in the SEC Filings, no shares of, or equity interests in, any of the Borrower's Subsidiaries held by the Borrower are subject to any restrictions on transfer pursuant to any of the Borrower's Subsidiaries' applicable partnership, charter, by-laws or any shareholder agreements, voting agreements, voting trusts, trust agreements, trust deeds, irrevocable proxies or any other similar agreements or instruments (whether written or oral).

               (iii) The outstanding equity of 1333 is comprised of a general partner interest and a limited partner interest, all of which have been duly issued and are outstanding and fully paid and non-assessable. All of the issued and outstanding general partner interests of 1333 are owned and held of record by Beacon Property Management, L.P., and such general partner interests comprise a 1% interest in 1333. All of the limited partner interests of 1333 (comprising a 99% interest) are owned and held of record by the Borrower. There are no outstanding securities or agreements exchangeable for or convertible into or carrying any rights to acquire any equity interests in 1333. There are no outstanding commitments, options, warrants, calls or other agreements (whether written or oral) binding on the Borrower, Beacon Property Management, L.P., or BPC which require or could require any of them to sell, grant, transfer, assign, mortgage, pledge or otherwise dispose of any equity interests of 1333. Except as set forth in the 1333 Agreement of Limited Partnership, no general partnership interests of 1333 are subject to any restrictions on transfer or any partner agreements, voting agreements, trust deeds, irrevocable proxies, or any other similar agreements or interests (whether written or oral).

               (iv) 1333 has no Subsidiaries or subsidiaries.

               (v) The outstanding equity of Burlington is comprised of a general partner interest and a limited partner interest, each of which has been duly issued and is outstanding and fully paid and non-assessable. All of the issued and outstanding general partner interests of Burlington are owned and held of record by the Borrower, and such general partner interests comprise a 99.9% interest in Burlington. All of the limited partner interests of Burlington (comprising a .1% interest) are owned and held of record by BPC. There are no outstanding securities or agreements exchangeable for or convertible into or carrying any rights to acquire any equity interests in Burlington. There are no outstanding commitments, options, warrants, calls or other agreements (whether written or oral) binding on the Borrower or BPC which require or could require either of them to sell, grant, transfer, assign, mortgage, pledge or otherwise dispose of any equity interests of Burlington. Except as set forth in the Burlington Agreement of Limited Partnership, no general partnership interests of Burlington are subject to any restrictions on transfer or any partner agreements, voting agreements, trust deeds, irrevocable proxies, or any other similar agreements or interests (whether written or oral).

               (vi) Burlington has no Subsidiaries or subsidiaries.

               (vii) As to each subsequent Guarantor, provisions similar to
          (b)(iii) and (iv) or (b)(v) and (vi), as applicable, shall be included in each such subsequent Guarantor's Guaranty, and the Borrower shall be deemed to make for itself and on behalf of each such subsequent Guarantor a representation and warranty as to such provisions regarding such subsequent Guarantor.

          (c) Due Authorization. The execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower or any of the Guarantors is or is to become a party and the transactions contemplated hereby and thereby (i) are within the authority of the Borrower and such Guarantor,
(ii) have been duly authorized by all necessary proceedings on the part of the Borrower or such Guarantor and any general partner thereof, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or such Guarantor, (iv) do not conflict with any provision of the agreement of limited partnership, any certificate of limited partnership, the charter documents or by-laws of the Borrower or such Guarantor or any general partner thereof, and (v) do not contravene any provisions of, or constitute a default, Default or Event of Default hereunder or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to the Borrower or such Guarantor or any of the Borrower's or such Guarantor's properties (except for any such failure to comply under any such other agreement, instrument, judgment, order, decree, permit, license, or undertaking as would not materially and adversely affect the condition (financial or otherwise), properties, business or results of operations of the Borrower, the

Operating Subsidiaries or any Guarantor) or result in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of the Borrower, the Operating Subsidiaries or any Guarantor.

          (d) Enforceability. Each of the Loan Documents to which the Borrower or any of the Guarantors is a party has been duly executed and delivered and constitutes the legal, valid and binding obligations of the Borrower and each Guarantor, as the case may be, subject only to applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and to the fact that the availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     ss.6.2. Governmental Approvals. The execution, delivery and performance by the Borrower of this Agreement and by the Borrower and each Guarantor of the other Loan Documents to which the Borrower or such Guarantor is or is to become a party and the transactions contemplated hereby and thereby do not require (i) the approval or consent of any governmental agency or authority other than those already obtained, or (ii) filing with any governmental agency or authority, other than filings which will be made with the SEC when and as required by law.

     ss.6.3. Title to Properties; Leases.

     The Borrower, the Operating Subsidiaries and the Guarantors each has good title to all of its respective properties, assets and rights of every name and nature purported to be owned by it, including, without limitation, that:

          (a) As of the Closing Date (with respect to Unencumbered Assets designated as such on the Closing Date) or the date of designation as an Unencumbered Asset (with respect to Unencumbered Assets acquired and/or designated as such after the Closing Date), and in each case to the best of its knowledge thereafter, the Borrower or a Guarantor holds good and clear record and marketable fee simple or leasehold title to (or an undivided condominium interest in) the Unencumbered Assets, subject to no rights of others, including any mortgages, conditional sales agreements, title retention agreements, liens or encumbrances, except for Permitted Liens and, in the case of any ground-leased Unencumbered Asset, the terms of such ground lease, as the same may then or thereafter be amended from time to time in a manner consistent with the minimum term for ground leases set forth in the definition of "Real Estate Assets" in ss.1.1 above.

          (b) The Borrower and each of the Guarantors will, as of the Closing Date, own all of the assets as reflected in the financial statements of the Borrower and BPC described in ss.6.4 or acquired since the date of such financial statements (except property and assets sold or otherwise disposed of in the ordinary course of business since that date).

          (c) Each of the direct or indirect interests of the Borrower or its Subsidiaries in any Partially-Owned Real Estate Holding Entity is set forth on
Schedule 6.3 hereto, including the type of entity in which the interest is held, the percentage interest owned by the Borrower or such Subsidiary in such entity, the capacity in which the Borrower or such Subsidiary holds the interest, and the Borrower's or such Subsidiaries' ownership interest therein.

     ss.6.4. Financial Statements. The following financial statements have been furnished to each of the Banks:

          (a) The unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 1996 and their related unaudited consolidated statements of operations (with supplemental consolidating schedules) for the fiscal year ended December 31, 1996. Such balance sheet and statements of operations have been prepared in accordance with GAAP and fairly present the financial condition of the Borrower and its Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of the Borrower or any of its Subsidiaries as of such date involving material amounts, known to the officers of the Borrower or any of its Subsidiaries, not disclosed in said balance sheet and the related notes thereto.

          (b) [Intentionally Omitted]

          (c) Unaudited statements of Net Operating Income and outstanding Indebtedness as at December 31, 1996 and for the fiscal year then ended (or portion thereof during which the Borrower or a Guarantor owned or ground-leased such property) in respect of each Real Estate Asset (including the Unencumbered Assets) owned or ground-leased by the Borrower or a Guarantor as of such date, which statements fairly present such Net Operating Income and outstanding Indebtedness with respect to such Real Estate Assets as of such date and for the fiscal year (or such portion thereof) then ended. There are no contingent liabilities in respect of such Real Estate Assets as of such date known to the officers of the Borrower that involve material amounts not disclosed in such statements.

          (d) The unaudited consolidated balance sheet of BPC and its Subsidiaries (including, without limitation, the Borrower and its Subsidiaries) as of December 31, 1996 and their related consolidated statements of operations for the fiscal year ended December 31, 1996. Such balance sheet and statements of operations have been prepared in accordance with GAAP and fairly present the financial condition of BPC and its Subsidiaries as of the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of BPC as of such dates involving material amounts, known to the officers of the Borrower or of BPC, not disclosed in said financial statements and the related notes thereto.

          (e) The SEC Filings, which contain (inter alia) certain environmental disclosures.

     ss.6.5 [Intentionally Omitted.]

     ss.6.6. Franchises, Patents, Copyrights, Etc. The Borrower, each Guarantor and each of their respective Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their respective businesses substantially as now conducted without known conflict with any rights of others, including all Permits.

     ss.6.7. Litigation. Except as stated on Schedule 6.7 there are no actions, suits, proceedings or investigations of any kind pending or threatened against the Borrower, any Guarantor or any of their respective Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either individually or in the aggregate, materially adversely affect the properties, assets, financial condition or business of the Borrower, such Guarantor or their respective Subsidiaries or materially impair the right of the Borrower, such Guarantor or their respective Subsidiaries to carry on their respective businesses substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained, as reflected in the applicable financial statements of the Borrower and BPC, or which question the validity of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     ss.6.8. No Materially Adverse Contracts, Etc. Neither the Borrower, any Guarantor nor any of their respective Subsidiaries is subject to any charter, corporate, partnership or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on their respective businesses, assets or financial conditions. None of the Borrower, any Guarantor or any of their respective Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of their respective officers, to have any materially adverse effect on the respective businesses of the Borrower, such Guarantor or their respective Subsidiaries.

     ss.6.9. Compliance With Other Instruments, Laws, Etc. Neither the Borrower, any Guarantor nor any of their respective Subsidiaries is in violation of any provision of its partnership agreement or charter, as the case may be, or any respective agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result, individually or in the aggregate, in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or businesses of the Borrower, such Guarantor or their respective Subsidiaries.

     ss.6.10. Tax Status.

          (a) (i) Each of the Borrower, the Guarantors and their respective Subsidiaries (A) has made or filed all federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (B) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings, and (C) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, and (ii) there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the respective officers of the Borrower and the Guarantors and their respective Subsidiaries know of no basis for any such claim.

          (b) To the best of the Borrower's knowledge, except as otherwise disclosed in writing to the Agent, each Partially-Owned Real Estate Holding Entity (i) has made or filed all federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings, and
(iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. To the best of the Borrower's knowledge, except as otherwise disclosed in writing to the Agent, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction from any Partially-Owned Real Estate Holding Entity, and the officers of the Borrower know of no basis for any such claim.

     ss.6.11. No Event of Default. No default (except as may previously have been disclosed in writing), Default or Event of Default has occurred and is continuing.

     ss.6.12. Investment Company Acts. None of the Borrower, any Guarantor or any of their respective Subsidiaries is an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     ss.6.13. Absence of UCC Financing Statements, Etc. Except for Permitted Liens, as of the Closing Date there will be no financing statement, security agreement, chattel mortgage, real estate mortgage, equipment lease, financing lease, option, encumbrance or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien or encumbrance on, or security interest in, any Unencumbered Asset. Neither the Borrower nor any Guarantor has pledged or granted any lien on or security interest in or otherwise encumbered or transferred any of their respective interests in any Subsidiary (including in the case of BPC, its interests in the Borrower, and in the case of the Borrower, its interests in the Operating Subsidiaries) or in any Partially-Owned Real Estate Holding Entity.

     ss.6.14. Absence of Liens The Borrower or a Guarantor is the owner of or the holder of a ground leasehold interest in the Unencumbered Assets free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

     ss.6.15. Certain Transactions. Except as set forth on Schedule 6.15 or in the SEC Filings, none of the officers, partners, directors, or employees of the Borrower or any of its Subsidiaries is presently a party to any transaction with the Borrower, any Guarantor or any of their respective Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, partner, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, partner, director, or any such employee or natural Person related to such officer, partner, director or employee or other Person in which such officer, partner, director or employee has a direct or indirect beneficial interest has a substantial interest or is an officer, director, trustee or partner.

     ss.6.16. Employee Benefit Plans; Multiemployer Plans; Guaranteed Pension Plans. Except as disclosed in the SEC Filings, none of the Borrower, the

Guarantors nor any ERISA Affiliate maintains or contributes to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan.

     ss.6.17. Regulations U and X. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     ss.6.18. Environmental Compliance. The Borrower has caused Phase I and other environmental assessments to be conducted and/or taken other steps to investigate the past and present environmental condition and usage of the Real Estate Assets. Based upon such assessments and/or investigation, to the Borrower's knowledge, the Borrower makes the following representations and warranties:

          (a) None of the Borrower, its Subsidiaries, any Guarantor or any operator of the Real Estate Assets or any portion thereof, or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation or alleged violation has, or its remediation would have, by itself or when aggregated with all such other violations or alleged violations, a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole, or constitutes a Disqualifying Environmental Event with respect to any Unencumbered Asset.

          (b) None of the Borrower, any Guarantor or any of their respective Subsidiaries has received notice from any third party, including, without limitation, any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency ("EPA) as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986), (ii) that any hazardous waste, as defined by 42 U.S.C. ss. 9601(5), any hazardous substances as defined by 42 U.S.C. ss. 9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower, any Guarantor or any of their respective Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law, or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances; which event described in any such notice would have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole, or constitutes a Disqualifying Environmental Event with respect to any Unencumbered Asset.

          (c) (i) No portion of the Real Estate Assets has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws; and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of any Real Estate Assets except in accordance with applicable Environmental Laws, (ii) in the course of any activities conducted by the Borrower, the Guarantors, their respective Subsidiaries or the operators of their respective properties, or any ground or space tenants on any Real Estate Asset, no Hazardous Substances have been generated or are being used on such Real Estate Asset except in accordance with applicable Environmental Laws, (iii) there has been no present or past releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a "Release") or threatened Release of Hazardous Substances on, upon, into or from the Real Estate Assets, (iv) there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Estate Assets which, through soil or groundwater contamination, may have come to be located on such Real Estate Asset, and (v) any Hazardous Substances that have been generated on any of the Real Estate Assets during ownership thereof by the Borrower or a Guarantor or any member of the Beacon Group have been transported off-site only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrower's knowledge, operating in compliance with such permits and applicable Environmental Laws; any of which events described in clauses (i) through (v) above would have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole, or constitutes a Disqualifying Environmental Event with respect to any Unencumbered Asset. Notwithstanding that the representations contained herein are limited to the knowledge of the Borrower, any such limitation shall not affect the covenants specified in 7.11 or elsewhere in this Agreement.

          (d) None of the Borrower, any Guarantor or any of the Real Estate Assets is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement, by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the effectiveness of any other transactions contemplated hereby.

     ss.6.19. Subsidiaries. Schedule 6.19 sets forth all of the respective Subsidiaries of the Borrower and BPC, and Schedule 6.19 will be updated to reflect any subsequent Guarantor and its Subsidiaries, if any.

     ss.6.20. Loan Documents. All of the representations and warranties of the Borrower and the Guarantors made in this Agreement and in the other Loan Documents or any document or instrument delivered to the Agent or the Banks pursuant to or in connection with any of such Loan Documents are true and correct in all material respects and do not include any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make such representations and warranties not materially misleading.

     ss.6.21. REIT Status. BPC has not taken any action that would prevent it from maintaining its qualification as a REIT for its tax year ended December 31, 1996 or from maintaining such qualification at all times during the term of the Loans.

     ss.6.22. Subsequent Guarantors. The foregoing representations and warranties in ss.6.3 through ss.6.20, as the same are true, correct and applicable to Guarantors existing on the Closing Date, shall be true, correct and applicable to each subsequent Guarantor.

     ss.7. AFFIRMATIVE COVENANTS OF THE BORROWER AND THE GUARANTORS. The Borrower for itself and on behalf of each of the Guarantors (if and to the extent expressly included in Subsections contained in this Section) covenants and agrees that, so long as any Loan, Letter of Credit or Revolving Credit Note is outstanding or the Banks have any obligation to make any Loans or any Bank has any obligation to issue, extend or renew any Letters of Credit:

     ss.7.1. Punctual Payment. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans and all interest, fees, charges and other amounts provided for in this Agreement and the other Loan Documents, all in accordance with the terms of this Agreement and the Revolving Credit Notes, and the other Loan Documents.

     ss.7.2. Maintenance of Office. Each of the Borrower and the Guarantors will maintain its chief executive office in Boston, Massachusetts, or at such other place in the United States of America as each of them shall designate upon written notice to the Agent to be delivered within five (5) days of such change, where notices, presentations and demands to or upon the Borrower and the Guarantors, as the case may be, in respect of the Loan Documents may be given or made.

     ss.7.3. Records and Accounts. Each of the Borrower and the Guarantors will
(a) keep, and cause each of its Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP and (b) maintain adequate accounts and reserves for all taxes (including income taxes), contingencies, depreciation and amortization of its properties and the properties of its Subsidiaries; all of such reserves may be unfunded.

     ss.7.4. Financial Statements, Certificates and Information. The Borrower will deliver and cause BPC to deliver to the Agent (with copies for each Bank):

          (a) as soon as practicable, but in any event not later than one hundred (100) days after the end of each of its fiscal years:

               (i) in the case of the Borrower, the audited consolidated balance sheet of the Borrower and its subsidiaries at the end of such year, and the related audited consolidated statements of operations, owner's equity (deficit) and cash flows for the year then ended, in each case with supplemental consolidating schedules provided by the Borrower if requested by the Agent; and

               (ii) in the case of BPC, the audited consolidated balance sheet of BPC and its subsidiaries (including, without limitation, the Borrower and its subsidiaries) at the end of such year, and the related audited consolidated statements of operations, owner's equity (deficit) and cash flows for the year then ended, in each case with supplemental consolidating schedules provided by BPC if requested by the Agent;

each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP, and, in each case, accompanied by an auditor's report prepared without qualification by the Accountants, together with a written statement from such

Accountants to the effect that they have read a copy of this Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any default, Default, Event of Default or of any facts or circumstances that would cause BPC not to continue to qualify as a REIT for federal income tax purposes, or, if such accountants shall have obtained knowledge of any then existing default, Default, Event of Default or such facts or circumstances, they shall make disclosure thereof in such statement;

          (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of its fiscal quarters:

               (i) in the case of the Borrower, copies of the unaudited consolidated balance sheet of the Borrower and its subsidiaries as at the end of such quarter, and the related unaudited consolidated statements of operations, owner's equity (deficit) and cash flows for the portion of the Borrower's fiscal year then elapsed, with supplemental consolidating schedules provided by the Borrower if requested by the Agent; and

               (ii) in the case of BPC, copies of the unaudited consolidated balance sheet of BPC and its subsidiaries (including, without limitation, the Borrower and its subsidiaries) as at the end of such quarter, and the related unaudited consolidated statements of operations, owner's equity (deficit) and cash flows for the portion of such Guarantor's fiscal year then elapsed;

all in reasonable detail and prepared in accordance with GAAP, together with a certification by the principal financial officer of the Borrower or BPC, as applicable, that the information contained in such financial statements fairly presents the financial position of the Borrower or BPC (as the case may be) and its subsidiaries on the date thereof (subject to year-end adjustments none of which shall be materially adverse);

          (c) as soon as practicable, but in any event not later than one hundred (100) days after the end of each of its fiscal years, (i) audited statements of Net Operating Income and outstanding Indebtedness as at the end of such fiscal year and for the fiscal year then ended in respect of each Real Estate Asset (including each Unencumbered Asset), each prepared in accordance with GAAP (but without related financial statement footnote disclosures included in the Borrower's or BPC's financial statements) consistent with the definitions of Net Operating Income and outstanding Indebtedness used in this Agreement and accompanied by an auditor's report prepared without qualification by the Accountants and (ii) a summary rent roll in respect of each Unencumbered Asset, certified by the chief financial officer of the Borrower as true and correct;

          (d) as soon as practicable, but in any event not later than forty-five
(45) days after the end of each of the fiscal quarters of the Borrower, (i) copies of the unaudited statements of Net Operating Income and outstanding Indebtedness as at the end of such quarter and for the portion of the fiscal year then elapsed in respect of each Real Estate Asset (including each Unencumbered Asset), each prepared in accordance with GAAP (but without related financial statement footnote disclosures included in the Borrower's or BPC's financial statements) consistent with the definitions of Net Operating Income and outstanding Indebtedness used in this Agreement and certified by the chief financial officer of the Borrower to present fairly the Net Operating Income and outstanding Indebtedness in respect of each such Real Estate Asset and (ii) an occupancy analysis in respect of each Real Estate Asset (including each Unencumbered Asset) certified by the chief financial officer of the Borrower to be true and complete;

          (e) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement in the form of Exhibit D hereto signed by the chief financial officer of the Borrower or BPC, as applicable, and (if applicable) reconciliations to reflect changes in GAAP since the applicable Financial Statement Date; and, in the case of the Borrower, setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.ss.9.1 through 9.7;

          (f) promptly as they become available, a copy of each report (including any so-called management letters) submitted to the Borrower, BPC, or any other Guarantor or any of their respective subsidiaries by the Accountants in connection with each annual audit of the books of the Borrower, BPC, or any other Guarantor or such subsidiary by such Accountants or in connection with any interim audit thereof pertaining to any phase of the business of the Borrower, BPC or any other Guarantor or any such subsidiary;

          (g) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature sent to the holders of any Indebtedness of the Borrower (other than the Loans) for borrowed money, to the extent that the information or disclosure contained in such material refers to or could reasonably be expected to have a material adverse effect on the business, assets, financial condition or prospects, or operations of the Borrower;

          (h) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature filed with the SEC or sent to the stockholders of BPC;

          (i) as soon as practicable, but in any event not later than one hundred (100) days after the end of each fiscal year of BPC, copies of the Form 10-K statement filed by BPC with the SEC for such fiscal year, and as soon as practicable, but in any event not later than fifty (50) days after the end of each fiscal quarter of BPC, copies of the Form 10-Q statement filed by BPC with the SEC for such fiscal quarter, provided that, in either case, if the SEC has granted an extension for the filing of such statements, BPC shall deliver such statements to the Agent within ten (10) days after the filing thereof with the SEC;

          (j) from time to time such other financial data and information about the Borrower, BPC, the other Guarantors, their respective Subsidiaries, the Real Estate Assets and the Partially-Owned Real Estate Holding Entities as the Agent or any Bank may reasonably request, including without limitation complete rent rolls, existing environmental reports, and insurance certificates with respect to the Real Estate Assets (including the Unencumbered Assets); and

          (k) in the case of the Borrower, BPC, and each other Guarantor, as soon as practicable, but in any event not later than ninety (90) days after the end of each of their respective fiscal years, pro forma projections for the next three fiscal years.

         ss.7.5.    Notices.

          (a) Defaults. The Borrower will, and will cause each Guarantor, as applicable, to, promptly notify the Agent in writing (with copies for each Bank) of the occurrence of any default, Default or Event of Default of which (i) the Borrower or such Guarantor has knowledge, and (ii) the Agent has not previously given notice. If any Person shall give any notice or take any other action in respect of (x) a claimed default (whether or not constituting an Event of Default) under this Agreement or (y) a claimed failure by the Borrower, any Guarantor or any of their respective Subsidiaries, as applicable, to comply with any term, condition or provision of or under any note, evidence of Indebtedness, indenture or other obligation aggregating in excess of $1,000,000 to which or with respect to which any of them is a party or obligor, whether as principal or surety, and such failure to comply would permit the holder of such note or obligation or other evidence of Indebtedness to accelerate the maturity thereof, which acceleration would have a material adverse effect on the Borrower or its Subsidiaries, or BPC or its Subsidiaries, as the case may be, the Borrower, BPC or such Guarantor, as the case may be, shall forthwith give written notice thereof to the Agent and each of the Banks, describing the notice or action and the nature of the claimed failure to comply.

          (b) Environmental Events. The Borrower will, and will cause each Guarantor to, promptly give notice in writing to the Agent (with copies for each Bank) (i) upon Borrower's or such Guarantor's obtaining knowledge of any material violation (as determined by the Borrower or such Guarantor in the exercise of its reasonable discretion) of any Environmental Law regarding any Real Estate Asset or Borrower's or such Guarantor's operations, (ii) upon Borrower's or such Guarantor's obtaining knowledge of any known Release of any Hazardous Substance at, from, or into any Real Estate Asset which it reports in writing or is reportable by it in writing to any governmental authority and which is material in amount or nature or which could materially affect the value of such Real Estate Asset, (iii) upon Borrower's or such Guarantor's receipt of any notice of material violation of any Environmental Laws or of any material Release of Hazardous Substances in violation of any Environmental Laws or any matter that may be a Disqualifying Environmental Event, including a notice or claim of liability or potential responsibility from any third party (including without limitation any federal, state or local governmental officials) and including notice of any formal inquiry, proceeding, demand, investigation or other action with regard to (A) Borrower's or such Guarantor's or any other Person's operation of any Real Estate Asset, (B) contamination on, from or into any Real Estate Asset, or (C) investigation or remediation of off-site locations at which Borrower or such Guarantor or any of its predecessors are alleged to have directly or indirectly disposed of Hazardous Substances, or (iv) upon Borrower's or such Guarantor's obtaining knowledge that any expense or loss has been incurred by such governmental authority in connection with the assessment, containment, removal or remediation of any Hazardous Substances with respect to which Borrower or such Guarantor or any Partially-Owned Real Estate Entity may be liable or for which a lien may be imposed on any Real Estate Asset; any of which events described in clauses (i) through (iv) above would have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole, or constitutes a Disqualifying Environmental Event with respect to any Unencumbered Asset.

          (c) Notification of Claims against Unencumbered Assets. The Borrower will, and will cause each Subsidiary Guarantor to, promptly upon becoming aware thereof, notify the Agent in writing (with copies for each Bank) of any setoff, claims, withholdings or other defenses to which any of the Unencumbered Assets are subject, which (i) would have a material adverse effect on (x) the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole, or (y) the value of such Unencumbered Asset, or (ii) with respect to such Unencumbered Asset, constitute a Disqualifying

Environmental Event or a Lien subject to the bonding or insurance requirement of ss.8.2(viii).

          (d) Notice of Litigation and Judgments. The Borrower will, and will cause each Guarantor to, and the Borrower will cause each of the wholly-owned Subsidiaries to, give notice to the Agent in writing (with copies for each Bank) within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings an adverse determination in which could materially affect the Borrower, any Guarantor or any of their respective Subsidiaries or any Unencumbered Asset or to which the Borrower, any Guarantor or any of their respective Subsidiaries is or is to become a party involving an uninsured claim against the Borrower, any Guarantor or any of their respective Subsidiaries that could reasonably be expected to have a materially adverse effect on the Borrower or such Guarantor or their respective properties, business, assets, financial condition or prospects or on the value or operation of the Unencumbered Assets and stating the nature and status of such litigation or proceedings. The Borrower will, and will cause each of the Operating Subsidiaries, the Guarantors and the wholly-owned Subsidiaries to, give notice to the Agent and each of the Banks, in writing, in form and detail reasonably satisfactory to the Agent and each of the Banks, within ten
(10) days of any judgment not covered by insurance, final or otherwise, against the Borrower, any Guarantor or any of the wholly-owned Subsidiaries in an amount in excess of $1,000,000.

          (e) Acquisition of Real Estate Assets. The Borrower shall notify the Agent in writing (with copies for each Bank) within seven (7) days of the acquisition of any Real Estate Asset by the Borrower, any Guarantor, any of their respective Subsidiaries or any Partially-Owned Real Estate Holding Entity (whether or not such acquisition was made with proceeds of the Loans), which notice shall include, with respect to such Real Estate Asset, its address, a brief description and recent photograph, a rent roll summary, a proforma and historic (if available) income statement and a summary of the key business terms of such acquisition.

     ss.7.6. Existence of Borrower and Subsidiary Guarantors; Maintenance of Properties. The Borrower for itself and for each Subsidiary Guarantor insofar as any such statements relate to such Subsidiary Guarantor will do or cause to be done all things necessary to, and shall, preserve and keep in full force and effect its existence as a Delaware limited partnership or its existence as another legally constituted entity, and will do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises and those of its Subsidiaries. The Borrower (a) will cause all necessary repairs, renewals, replacements, betterments and improvements to be made to all Real Estate Assets owned or controlled by it or any Subsidiary Guarantor, all as in the judgment of the Borrower or such Subsidiary Guarantor may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, subject to the terms of the applicable Leases and partnership agreements or other entity charter documents, (b) will cause, and will cause the Subsidiary Guarantors to cause, all of its (or their) other properties and those of its Subsidiaries (to the extent controlled by the Borrower) used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, and (c) will, and will cause each of its Subsidiaries and each Subsidiary Guarantor to, continue to engage primarily in the businesses now conducted by it and in related businesses, consistent with ss.7.27.

     ss.7.7. Existence of BPC; Maintenance of REIT Status of BPC; Maintenance of Properties. The Borrower will cause BPC to do or cause to be done all things necessary to preserve and keep in full force and effect BPC's existence as a Maryland corporation. The Borrower will cause BPC at all times to maintain its status as a REIT and not to take any action which could lead to its disqualification as a REIT. The Borrower will cause BPC not to engage in any business other than the business of acting as a REIT and serving as the general partner and limited partner of the Borrower, as a member, partner or stockholder of other Persons and as a Guarantor, and shall cause BPC to conduct all or substantially all of its business operations through the Borrower or through subsidiary partnerships or other entities in which the Borrower owns at least 99% of the economic interests. The Borrower will cause BPC to do or cause to be done all things necessary to preserve and keep in full force all of its rights and franchises and those of its Subsidiaries. The Borrower will cause BPC (a) to cause all of its properties and those of its Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (b) to cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of BPC may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (c) to cause each of its Subsidiaries to continue to engage primarily in the businesses now conducted by it and in related businesses, consistent with ss.7.27.

     ss.7.8. Insurance. The Borrower will, and will cause each Guarantor to, maintain with respect to its properties, and will cause each of its Subsidiaries to maintain with financially sound and reputable insurers, insurance with respect to such properties and its business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent.

     ss.7.9. Taxes. The Borrower will, and will cause each Guarantor to, pay or cause to be paid real estate taxes, other taxes, assessments and other governmental charges against the Real Estate Assets (other than those owned or ground-leased by Partially-Owned Real Estate Holding Entities) before the same become delinquent and will duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon its sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of the Real Estate Assets (other than those owned or ground-leased by Partially-Owned Real Estate Holding Entities); provided that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the Borrower or such Guarantor shall have set aside on its books adequate reserves with respect thereto; and provided further that the Borrower or such Guarantor will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor. Promptly upon request by the Agent if required for bank regulatory compliance purposes or similar bank purposes, the Borrower will provide evidence of the payment of real estate taxes, other taxes, assessments and other governmental charges against the Real Estate Assets (other than those owned or ground-leased by Partially-Owned Real Estate Holding Entities) in the form of receipted tax bills or other form reasonably acceptable to the Agent.

     ss.7.10. Inspection of Properties and Books. The Borrower will, and will cause each Guarantor to, permit the Agent or any of the Banks' other designated representatives upon no less than 24 hours notice (which notice may be given orally or in writing), to visit and inspect any of the properties of the Borrower, any Guarantor or any of their respective Subsidiaries to examine the books of account of the Borrower, such Guarantor and their respective Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrower, such Guarantor and their respective Subsidiaries with, and to be advised as to the same by, its officers, all at such reasonable times and intervals as the Agent may reasonably request; provided that, so long as no Event of Default has occurred and is continuing, the Borrower shall only be responsible for the costs and expenses incurred by the Agent in connection with such inspections. The Agent and each Bank agrees to keep any non-public information delivered or made available by the Borrower to it confidential from anyone other than persons employed or retained by the Agent or such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall prevent the Agent or any Bank from disclosing such information (i) to any other Bank, (ii) to any other person if reasonably incidental to the administration of the Loans, (iii) upon the order of any court or administrative agency, (iv) upon the request or demand of any regulatory agency or authority,
(v) which has been publicly disclosed other than as a result of a disclosure by the Agent or any Bank which is not permitted by this Agreement, (vi) in connection with any litigation to which the Agent, any Bank, or their respective Affiliates may be a party, (vii) to the extent reasonably required in connection with the exercise of any remedy hereunder, (viii) to the Agent's or such Bank's Affiliates, legal counsel and independent auditors, and (ix) to any actual or proposed participant or Eligible Assignee of all or part of its rights hereunder.

     ss.7.11. Compliance with Laws, Contracts, Licenses, and Permits. The Borrower will, and will cause each Guarantor to, comply with, and will cause each of their respective Subsidiaries to comply with (a) all applicable laws and regulations now or hereafter in effect wherever its business is conducted, including, without limitation, all Environmental Laws and all applicable federal and state securities laws, (b) the provisions of its partnership agreement or corporate charter and other charter documents and by-laws, as applicable, (c) all material agreements and instruments to which it is a party or by which it or any of its properties may be bound (including the Real Estate Assets and the Leases) and (d) all applicable decrees, orders, and judgments. If at any time while any Loan or Revolving Credit Note is outstanding or the Banks have any obligation to make Loans hereunder, any Permit shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder, the Borrower and the Guarantors will immediately take or cause to be taken all reasonable steps within the power of the Borrower or the Guarantors, as applicable, to obtain such Permit and furnish the Agent with evidence thereof.

     ss.7.12. Use of Proceeds. Subject at all times to the other provisions this Agreement, the Borrower will use the proceeds of the Loans solely for working capital and general corporate purposes (including the repayment of existing Indebtedness).

     ss.7.13. Acquisition of Unencumbered Assets. The Borrower shall promptly deliver to the Agent a copy of the Title Policy for each Unencumbered Asset which is designated as such after the Closing Date.

     ss.7.14. Additional Guarantors; Solvency of Guarantors.

          (a) If, after the Closing Date, the Borrower wishes to designate as an Unencumbered Asset a Real Estate Asset that otherwise qualifies as an Unencumbered Asset but is owned or ground-leased by a Person other than the Borrower, 1333 or Burlington, the Borrower shall cause such Person (which Person must be a wholly-owned Subsidiary of the Borrower) to execute and deliver a Guaranty to the Agent and the Banks in substantially the form of the Burlington Guaranty or the 1333 Guaranty, as applicable, prior to such Real Estate Asset becoming an Unencumbered Asset hereunder. Such Guaranty shall evidence consideration and equivalent value. The Borrower will not permit any Guarantor that owns or ground leases any Unencumbered Assets to have any Subsidiaries unless such Subsidiary's business, obligations and undertakings are exclusively related to the business of such Guarantor.

         (b) The Borrower shall cause each of the Guarantors to remain solvent and shall provide each of the Guarantors with such funds and assets as such Guarantor shall require in the operation of its business, all in consideration of such Guarantor's execution and delivery of its Guaranty.

     ss.7.15. Further Assurances. The Borrower will, and will cause each Guarantor to, cooperate with, and to cause each of the wholly-owned Subsidiaries to cooperate with, the Agent and the Banks and execute such further instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

     ss.7.16. Interest Rate Protection. The Borrower shall maintain in effect its existing interest rate protection arrangements (a) in respect of a notional principal amount of not less than $135,000,000 effective from the Closing Date through May 26, 1997 and (b) in respect of a notional principal amount of not less than $137,500,000 for the period from May 27, 1997 until May 25, 1999 or such earlier date upon which the Loans are terminated. The Borrower shall maintain such arrangements in full force and effect as provided therein, and shall not, without Unanimous Bank Approval, modify, terminate, or transfer such arrangements during such period. The Borrower may, at its option, enter into additional interest rate protection arrangements permitted pursuant to ss.8.3.

     ss.7.17. Environmental Indemnification. The Borrower covenants and agrees that it will indemnify and hold the Agent and each Bank, and each of their respective Affiliates, harmless from and against any and all claims, expense, damage, loss or liability incurred by the Agent or any Bank (including all reasonable costs of legal representation incurred by the Agent or any Bank, but excluding, as applicable, for the Agent or a Bank any claim, expense, damage, loss or liability as a result of the gross negligence or willful misconduct of the Agent or such Bank or any of their respective Affiliates) relating to (a) any Release or threatened Release of Hazardous Substances on any Real Estate Asset; (b) any violation of any Environmental Laws with respect to conditions at any Real Estate Asset or the operations conducted thereon; (c) the investigation or remediation of off-site locations at which the Borrower, any Guarantor or any of their respective Subsidiaries or their predecessors are alleged to have directly or indirectly disposed of Hazardous Substances; or (d) any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances relating to Real Estate Assets (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property). It is expressly acknowledged by the Borrower that this covenant of indemnification shall survive the payment of the Loans and shall inure to the benefit of the Agent and the Banks and their respective Affiliates, their respective successors, and their respective assigns under the Loan Documents permitted under this Agreement.

     ss.7.18. Response Actions. The Borrower covenants and agrees that if any Release or disposal of Hazardous Substances shall occur or shall have occurred on any wholly-owned Real Estate Asset, the Borrower will cause the prompt containment and removal of such Hazardous Substances and remediation of such wholly-owned Real Estate Asset as necessary to comply with all Environmental Laws or to preserve the value of such wholly-owned Real Estate Asset.

     ss.7.19. Environmental Assessments. If the Agent in its good faith judgment, after discussion with the Borrower and review of any environmental reports provided by the Borrower, has reasonable grounds to believe that a Disqualifying Environmental Event has occurred with respect to any Unencumbered Asset, after reasonable notice by the Agent, whether or not a default, Default or an Event of Default shall have occurred, the Agent may, from time to time, for the purpose of assessing and determining whether a Disqualifying Environmental Event has in fact occurred, cause the Borrower to obtain one or more environmental assessments or audits of such Unencumbered Asset prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Agent to evaluate or confirm (i) whether any Hazardous Substances are present in the soil or water at such Unencumbered Asset and (ii) whether the use and operation of such Unencumbered Asset complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of such Unencumbered Asset including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and, if and to the extent reasonable, appropriate and in compliance with Environmental Laws, the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Agent deems appropriate. All such environmental assessments shall be at the sole cost and expense of the Borrower; provided, however, the Agent may not require environmental assessments at the Borrower's expense, with respect to any Unencumbered Asset, more frequently than upon the occurrence of a Release on any Unencumbered Asset.

     ss.7.20. Employee Benefit Plans.

          (a) Notice. The Borrower will, and will cause each Guarantor to, obtain the consent of the Majority Banks prior to the establishment of any Employee Benefit Plan or Guaranteed Pension Plan by any of them or any of their respective ERISA Affiliates other than those disclosed in the SEC Filings.

          (b) In General. Each Employee Benefit Plan maintained by the Borrower, any Guarantor or any of their respective ERISA Affiliates will be operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions.

          (c) Terminability of Welfare Plans. With respect to each Employee Benefit Plan maintained by the Borrower, any Guarantor or any of their respective ERISA Affiliates which is an employee welfare benefit plan within the meaning of ss.3(1) or ss.3(2)(B) of ERISA, the Borrower, such Guarantor, or any of their respective ERISA Affiliates, as the case may be, has the right to terminate each such plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) without liability other than liability to pay claims incurred prior to the date of termination.

          (d) Multiemployer Plans. Without the consent of the Majority Banks, the Borrower will not, and will not permit any Guarantor to, enter into, maintain or contribute to, any Multiemployer Plan.

          (e) Unfunded or Underfunded Liabilities. The Borrower will not, and will not permit any Guarantor to, at any time, have accruing or accrued unfunded or underfunded liabilities with respect to any Employee Benefit Plan, Guaranteed Pension Plan or Multiemployer Plan, or permit any condition to exist under any Multiemployer Plan that would create a withdrawal liability.

     ss.7.21. [Intentionally Omitted].

     ss.7.22. No Amendments to Certain Documents. The Borrower will not, and will not permit any Guarantor to, at any time cause or permit its certificate of limited partnership, agreement of limited partnership (including without limitation the Agreement of Limited Partnership of the Borrower, the 1333 Agreement of Limited Partnership or the Burlington Agreement of Limited Partnership), articles of incorporation, by-laws or other charter documents, as the case may be, to be modified, amended or supplemented in any respect whatever, without (in each case) the express prior written consent or approval of the Agent, if such changes would affect BPC's REIT status or otherwise materially adversely affect the rights of the Agent and the Banks hereunder or under any other Loan Document.

     ss.7.23. [Intentionally Omitted]

     ss.7.24. [Intentionally Omitted]

     ss.7.25. Management. Except by reason of death or incapacity, at least three (3) of the Key Management Individuals (as hereinafter defined) shall remain active in the executive and/or operational management, in their current (or comparable) positions, of BPC; provided, however, if at least three (3) of the Key Management Individuals are not so active in such positions (except by reason of death or incapacity as aforesaid), then within ninety (90) days of the occurrence of such event, BPC shall propose and appoint such individual(s) of comparable experience, reputation and otherwise reasonably acceptable to the Majority Banks to such position(s) such that, after such appointment, such acceptable replacement individuals, together with the Key Management Individuals remaining so active in such positions with BPC, total at least three (3). For purposes hereof, "Key Management Individuals" shall mean and include (a) Norman
B. Leventhal, Edwin N. Sidman, Alan M. Leventhal, Lionel P. Fortin, Douglas S. Mitchell, Robert J. Perriello, and Carol Judson and (b) for so long as at least two (2) of the foregoing seven (7) individuals remain active in the executive and/or operational management, in their current (or comparable) positions, of BPC, Nancy J. Broderick, Charles H. Cremens and William A. Bonn.

     ss.7.26. [Intentionally Omitted].

     ss.7.27. Class of Real Estate Assets. The Borrower will, and will cause its Subsidiaries and each Guarantor to, comply with the following conditions with respect to the Real Estate Assets:

          (a) The aggregate Consolidated Capitalization Value plus Eligible Real Estate Development Costs attributable to assets which are not Class A and Class B office buildings shall not exceed 25% of Consolidated Capitalization Value plus Eligible Real Estate Development Costs; and

          (b) The aggregate Consolidated Capitalization Value plus Eligible Real Estate Development Costs attributable to assets which are not Class A office buildings shall not exceed 47.5% of Consolidated Capitalization Value plus Eligible Real Estate Development Costs;

provided that the failure to comply with the covenants set forth in this ss.7.27 shall not constitute a Default or Event of Default hereunder, but the aggregate

Consolidated Capitalization Value plus Eligible Real Estate Development Costs attributable to assets in excess of the foregoing parameters (the "Value of Nonconforming Assets") shall be excluded from the calculation of Consolidated Market Value, as set forth in such definition.

     ss.8. CERTAIN NEGATIVE COVENANTS OF THE BORROWER AND THE GUARANTORS.
The Borrower for itself and on behalf of the Guarantors covenants and agrees that, so long as any Loan, Letter of Credit or Revolving Credit Note is outstanding or any of the Banks has any obligation to make any Loans or any Bank has any obligation to issue, extend or renew any Letters of Credit:

     ss.8.1. Restrictions on Indebtedness.

     The Borrower and the Guarantors may, and may permit their respective Subsidiaries to, create, incur, assume, guarantee or be or remain liable for, contingently or otherwise, any Indebtedness other than the specific Indebtedness which is prohibited under this ss.8.1 and with respect to which each of the Borrower and the Guarantors will not, and will not permit any Operating Subsidiary or wholly-owned Subsidiary to, create, incur, assume, guarantee or be or remain liable for, contingently or otherwise, singularly or in the aggregate as follows:

          (a) Unsecured Indebtedness (excluding the Obligations) which is incurred under a revolving credit facility with a commercial bank, trust company, or savings and loan association;

          (b) Indebtedness which would result in a Default or Event of Default under ss.9 hereof;

          (c) An aggregate amount in excess of $5,000,000 at any one time in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies (other than in respect of properties owned by Partially-Owned Real Estate Holding Entities) for which payment therefor is required to be made in accordance with the provisions of ss.7.9 and has not been timely made;

          (d) An aggregate amount in excess of $1,000,000 at any one time in respect of uninsured judgments or awards, with respect to which the applicable periods for taking appeals have expired, or with respect to which final and unappealable judgments or awards have been rendered, and such judgments or awards remain unpaid for more than thirty (30) days; and

          (e) Current unsecured liabilities incurred in the ordinary course of business, which (i) are overdue for more than sixty (60) days, (ii) exceed $1,000,000 in the aggregate at any one time, and (iii) are not being contested in good faith.

     The terms and provisions of this ss.8.1 are in addition to, and not in limitation of, the covenants set forth in ss.9 of this Agreement.

     Without limiting the foregoing, but subject to the other provisions of this Agreement (including without limitation ss.9 hereof), Indebtedness Without Recourse to any of the Credit Parties or any of their respective assets other than their respective interests in the Real Estate Assets that are subject to such Indebtedness Without Recourse is not restricted.

     Notwithstanding anything contained herein to the contrary, the Borrower and the Guarantors will not, and will not permit any Operating Subsidiary or any wholly-owned Subsidiary to, incur any Indebtedness for borrowed money which, together with other Indebtedness for borrowed money incurred by the Borrower, any Guarantor, any Operating Subsidiary and any wholly-owned Subsidiary since the date of the most recent compliance certificate delivered to the Agent in accordance with this Agreement, exceeds $5,000,000 in the aggregate unless the Borrower shall have delivered a compliance certificate in the form of Exhibit D hereto to the Agent evidencing covenant compliance at the time of delivery of the certificate and on a pro-forma basis after giving effect to such proposed Indebtedness.

     ss.8.2. Restrictions on Liens, Etc. None of the Borrower, any Guarantor, any Operating Subsidiary and any wholly-owned Subsidiary will: (a) create or incur or suffer to be created or incurred or to exist any lien, mortgage, pledge, attachment or security interest of any kind upon any of their respective properties or assets of any character (other than the Real Estate Assets owned or ground-leased by the Partially-Owned Real Estate Entities), whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement in connection with the operation of the Unencumbered Assets; (c) suffer to exist for a period of more than thirty (30) days any Indebtedness or claim or demand against any of them prohibited by ss.8.1(c) (without hereby modifying ss.8.1(c)) that, if unpaid, might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors, but excluding any Indebtedness of, or any claim or demand against, any Partially-Owned Real Estate Holding Entity that is Without Recourse to any of the Credit Parties, or any of their respective assets other than their respective interests in the Real Estate Asset in question; or (d) sell, assign, pledge or otherwise transfer for security any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse, relating to assets other than the assets of the Partially-Owned Real Estate Holding Entities (the foregoing items (a) through (d) being sometimes referred to in this ss.8.2 collectively as "Liens"), provided that the Borrower, the Guarantors and any Operating Subsidiary or wholly-owned Subsidiary may create or incur or suffer to be created or incurred or to exist:

               (i) Liens securing taxes, assessments, governmental charges or levies or claims for labor, material and supplies, the Indebtedness with respect to which is not prohibited by ss.8.1(c) or ss.8.2(c) above;

               (ii) deposits or pledges made in connection with, or to secure payment of, worker's compensation, unemployment insurance, old age pensions or other social security obligations; and deposits with utility companies and other similar deposits made in the ordinary course of business;

               (iii) Liens (other than affecting the Unencumbered Assets) in respect of judgments or awards, the Indebtedness with respect to which is not prohibited by ss.8.1(d);

               (iv) encumbrances on properties consisting of easements, rights of way, covenants, restrictions on the use of real property and defects and irregularities in the title thereto; landlord's or lessor's Liens under Leases to which the Borrower, any Guarantor, any Operating Subsidiary or any wholly-owned Subsidiary is a party or bound; purchase options granted at a price not less than the market value of such property; and other minor Liens or encumbrances on properties, none of which interferes materially and adversely with the use of the property affected in the ordinary conduct of the business of the Borrower, and which matters (x) do not individually or in the aggregate have a material adverse effect on the business of the Borrower or (xx) do not make title to such property unmarketable by the conveyancing standards in effect where such property is located;

               (v) any Leases;

               (vi) Liens and other encumbrances or rights of others which exist on the date of this Agreement and which do not otherwise constitute a breach of this Agreement; provided that nothing in this clause (vi) shall be deemed or construed to permit an Unencumbered Asset to be subject to a Lien to secure Indebtedness;

               (vii) as to Real Estate Assets which are acquired after the date of this Agreement, Liens and other encumbrances or rights of others which exist on the date of acquisition and which do not otherwise constitute a breach of this Agreement; provided that nothing in this clause (vii) shall be deemed or construed to permit an Unencumbered Asset to be subject to a Lien to secure Indebtedness;

               (viii) Liens affecting the Unencumbered Assets in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal, so long as execution is not levied thereunder or in respect of which, at the time, a good faith appeal or proceeding for review is being prosecuted, and in respect of which a stay of execution shall have been obtained pending such appeal or review; provided that the Borrower shall have obtained a bond or insurance with respect thereto to the Agent's reasonable satisfaction;

               (ix) Liens securing Indebtedness for the purchase price of capital assets (other than Real Estate Assets but including Indebtedness in respect of Capitalized Leases for equipment and other equipment leases) to the extent not otherwise prohibited by ss.8.1; and

               (x) other Liens (other than affecting the Unencumbered Assets) in connection with any Indebtedness permitted under ss.8.1.

     ss.8.3. Restrictions on Investments. None of the Borrower, any Guarantor, any Operating Subsidiary or any wholly-owned Subsidiary will make or permit to exist or to remain outstanding any Investment except Investments in:

          (a) marketable direct or guaranteed obligations of the United States of America that mature within two (2) years from the date of purchase;

          (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $1,000,000,000;

          (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's, and not less than "A 1" if rated by S&P;

          (d) Investments existing on the Closing Date and listed in the SEC Filings or in the financial statements referred to in ss.6.4 hereof, and any other Investments hereafter made with respect to Real Estate Assets held by the Borrower, by any wholly-owned Subsidiary or by any Partially-Owned Real Estate Holding Entity as of the Closing Date (including, without limitation, Investments in any such Partially-Owned Real Estate Holding Entity);

          (e) So long as no Event of Default has occurred and is continuing or would occur after giving effect thereto, Investments (i) in Real Estate Assets,
(ii) in interests in Partially-Owned Real Estate Holding Entities, (iii) in the stock of or other beneficial interests in Persons whose primary operations consist of the ownership, development, operation or management of Real Estate Assets or the ownership of Indebtedness for borrowed money secured by mortgage liens on Real Estate Assets, or (iv) consisting of the acquisition of (A) contracts for the management of Real Estate Assets or (B) Indebtedness for borrowed money secured by mortgage liens on Real Estate Assets, in each case consistent with the provisions of ss.7.27 hereof;

          (f) any Investments now or hereafter made in the Operating Subsidiaries or any wholly-owned Subsidiary;

          (g) Investments in respect of (1) equipment, inventory and other tangible personal property acquired in the ordinary course of business, (2) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms, (3) advances to employees for travel expenses, drawing accounts and similar expenditures, (4) prepaid expenses made in the ordinary course of business;

          (h) any other Investments made in the ordinary course of business, provided that the aggregate value of all Investments under this subsection (h) by the Borrower shall not exceed at any time $1,000,000;

          (i) repurchase agreements having a term not greater than 90 days and fully secured by obligations described in the foregoing subsection (a) with banks described in the foregoing subsection (b) or with financial institutions or other corporations having total assets in excess of $500,000,000;

          (j) interest rate hedges in connection with Indebtedness; and

          (k) shares of so-called "money market funds" registered with the SEC under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in marketable direct or guaranteed obligations of the United States of America and agencies and instrumentalities thereof, and have total assets in excess of $50,000,000.

     ss.8.4. Merger, Consolidation and Disposition of Assets.

     None of the Borrower, any Guarantor, any Operating Subsidiary or any wholly-owned Subsidiary will:

          (a) Become a party to any merger or consolidation, except that so long as no Default or Event of Default has occurred and is continuing, or would occur after giving effect thereto, the merger or consolidation of one or more Persons with and into the Borrower, any Guarantor, any Operating Subsidiary or any wholly-owned Subsidiary, shall be permitted if the Borrower, any Guarantor, any Operating Subsidiary or any wholly-owned Subsidiary, as the case may be, is the surviving entity; provided that prior to any such merger or consolidation (other than (w) the merger or consolidation of one or more Operating Subsidiaries with and into the Borrower, (x) the merger or consolidation of two or more Subsidiaries of the Borrower, (y) the merger or consolidation of one or more Subsidiaries of BPC with and into BPC, or (z) the merger or consolidation of two or more Subsidiaries of BPC), the Borrower shall provide to the Agent (with copies for each Bank) a statement in the form of Exhibit D hereto signed by the chief financial officer or treasurer of the Borrower and setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.ss.9.1 through 9.7 hereof and certifying, to the best knowledge of the signatory, that no Default or Event of Default has occurred and is continuing, or would occur and be continuing after giving effect to such merger or consolidation and all liabilities, fixed or contingent, pursuant thereto;

          (b) Sell, transfer or otherwise dispose of (collectively and individually, "Sell" or a "Sale") or grant a Lien to secure Indebtedness (an "Indebtedness Lien") on any of its now owned or hereafter acquired assets without obtaining the prior written consent of the Majority Banks except for:

               (i) the Sale of or granting of an Indebtedness Lien on any Unencumbered Asset so long as no Default or Event of Default has then occurred and is continuing, or would occur and be continuing after giving effect to such Sale or Indebtedness Lien; provided, that prior to any Sale of any Unencumbered Asset or the granting of an Indebtedness Lien on any Unencumbered Asset under this clause (i), the Borrower shall provide to the Agent (with copies for each Bank) a statement in the form of Exhibit D hereto signed by the chief financial officer or treasurer of the Borrower and setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.9 hereof and certifying, to the best knowledge of the signatory, that no Default or Event of Default has occurred and is continuing, or would occur and be continuing after giving effect to such proposed Sale or Indebtedness Lien and all liabilities, fixed or contingent, pursuant thereto;

               (ii) the Sale of or the granting of an Indebtedness Lien on any of its now owned or hereafter acquired assets (other than any Unencumbered

          Asset) so long as no Event of Default has then occurred and is continuing and no Default or Event of Default would occur and be continuing after giving effect to such Sale or Indebtedness Lien and all other Sales (to be) made and Indebtedness Liens (to be) granted under this clause (ii); provided, that (x) if such Sale or Indebtedness Lien is made or granted under this clause (ii) while a Default is continuing, such Sale or Indebtedness Lien (together with other Sales and Indebtedness Liens under this clause (ii)) cures (or would cure) such Default before it becomes an Event of Default, (y) if multiple Sales or grantings of Indebtedness Liens are undertaken pursuant to the foregoing subclause (x) to cure a Default, the Borrower shall apply the net proceeds of each such Sale or Indebtedness Lien remaining after application to such cure to the repayment of the Revolving Credit Loans until such Default has been fully cured, and (z) prior to the Sale of any asset or the granting of an Indebtedness Lien on any asset under this clause (ii), the Borrower shall provide to the Agent (with copies for each Bank) a statement in the form of Exhibit D hereto signed by the chief financial officer or treasurer of the Borrower and setting forth in reasonable detail computations evidencing compliance with the covenants contained in ss.9 hereof and certifying, to the best knowledge of the signatory, that no Default or Event of Default would occur and be continuing after giving effect to all such proposed Sales or Indebtedness Liens and all liabilities, fixed or contingent, pursuant thereto; and

               (iii) in addition to the Borrower's rights under clause (ii) above, the Sale of or the granting of an Indebtedness Lien on any of its now owned or hereafter acquired assets (other than Real Estate Assets) in one or more transactions; provided that such transactions under this clause (iii) shall not exceed $250,000 in the aggregate after the occurrence and during the continuance of a Default or an Event of Default.

     ss.8.5. [Intentionally Omitted].

     ss.8.6. Compliance with Environmental Laws. None of the Borrower, any Guarantor, any Operating Subsidiary or any wholly-owned Subsidiary will do any of the following: (a) use any of the Real Estate Assets or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances except for quantities of Hazardous Substances used in the ordinary course of business and in compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of the Real Estate Assets any underground tank or other underground storage receptacle for Hazardous Substances except in full compliance with Environmental Laws, (c) generate any Hazardous Substances on any of the Real Estate Assets except in full compliance with Environmental Laws, or (d) conduct any activity at any Real Estate Asset or use any Real

Estate Asset in any manner so as to cause a Release; provided that a breach of this covenant shall constitute an Event of Default under ss.13.1(d) (subject to the cure periods set forth therein) hereof only if such breach has a material adverse effect on the Borrower and its Subsidiaries, taken as a whole.

     ss.8.7. Distributions. (a) The Borrower will not make (i) annual Distributions in excess of 95% of "funds from operations" or (ii) any Distributions during any period when any Event of Default has occurred and is continuing; provided, however, that the Borrower may at all times make Distributions to the extent (after taking into account all available funds of BPC from all other sources) required in order to enable BPC to continue to qualify as a REIT.

     (b) BPC will not, during any period when any Event of Default has occurred and is continuing, make any Distributions in excess of the Distributions required to be made by BPC in order to maintain its status as a REIT.

     ss.9. FINANCIAL COVENANTS OF THE BORROWER. The Borrower covenants and agrees that, so long as any Loan, Letter of Credit or Revolving Credit Note is outstanding or any Bank has any obligation to make any Loan or any Bank has any obligation to issue, extend or renew any Letters of Credit:

     ss.9.1. Consolidated Outstanding Indebtedness. As at the end of any fiscal quarter or any other date of measurement, the Borrower shall not permit Consolidated Outstanding Indebtedness to exceed 50% of Consolidated Market Value; provided that the Borrower shall not be deemed to have breached the within covenant if from time to time, for a period of not more than one hundred eighty (180) consecutive days, Consolidated Outstanding Indebtedness exceeds 50% of Consolidated Market Value but does not exceed 60% of Consolidated Market Value (an "Increased Leverage Period") so long as (a) the Borrower shall have given the Agent prior or simultaneous written notice of the commencement of an Increased Leverage Period and (b) after the Borrower at any time reduces Consolidated Outstanding Indebtedness to not greater than 50% of Consolidated Market Value, the Borrower shall maintain Consolidated Outstanding Indebtedness at not greater than 50% of Consolidated Market Value for a period of at least thirty (30) consecutive days or such shorter period of time as may be agreed to in writing by the Majority Banks. For purposes of this ss.9.1, Consolidated Market Value shall be adjusted on a pro-forma basis to account for Real Estate Assets acquired during such prior fiscal quarter by projecting the Funds from Operations generated by each such acquired Real Estate Asset for the portion of the quarter during which it was owned or ground-leased by the Borrower over the entire quarter.

     ss.9.2. Consolidated Secured Indebtedness. As at the end of any fiscal quarter or any other date of measurement, the Borrower shall not permit Consolidated Secured Indebtedness to exceed 40% of Consolidated Market Value. For purposes of this ss.9.2, Consolidated Market Value shall be adjusted on a pro-forma basis to account for Real Estate Assets acquired during such prior fiscal quarter by projecting the Funds from Operations generated by each such acquired Real Estate Asset for the portion of the quarter during which it was owned or ground-leased by the Borrower over the entire quarter.

     ss.9.3. Net Worth. As at the end of any fiscal quarter or any other date of measurement, the Borrower shall not permit Consolidated Net Worth to be less than the sum of (a) $588,046,000 plus (b) 50% of the sum of (i) the aggregate proceeds received by BPC (net of fees and expenses customarily incurred in transactions of such type) in connection with any offering of stock in BPC and
(ii) the aggregate value of operating units issued by the Borrower in connection with asset or stock acquisitions (valued at the time of issuance by reference to the terms of the agreement pursuant to which such units are issued), in each case after the Closing Date and on or prior to the date such determination of Consolidated Net Worth is made. For purposes of determining Consolidated Net Worth for this ss.9.3, Consolidated Market Value shall be adjusted on a pro-forma basis to account for Real Estate Assets acquired during such prior fiscal quarter by projecting the Funds from Operations generated by each such acquired Real Estate Asset for the portion of the quarter during which it was owned or ground-leased by the Borrower over the entire quarter.

     ss.9.4. Unencumbered Assets.

          (a) As at the end of any fiscal quarter or any other date of measurement, the Borrower shall not permit Consolidated Outstanding Recourse Indebtedness to exceed 60% of the aggregate Asset Value of all Unencumbered Assets (provided that the maximum contribution that any single Unencumbered Asset may make toward the aggregate Asset Value of all Unencumbered Assets shall be limited to 25%).

          (b) The Borrower shall not at any time permit (i) the aggregate Asset Value of all Unencumbered Assets that are Class A and Class B office buildings to be less than 85% of the aggregate Asset Value of all Unencumbered Assets or
(b) the aggregate Asset Value of all Unencumbered Assets that are Class A office buildings to be less than 59.5% of the aggregate Asset Value of all Unencumbered Assets.

          (c) For purposes of determining the Asset Value of all Unencumbered Assets for this ss.9.4, the Net Operating Income of any

Unencumbered Asset acquired during such prior fiscal quarter shall be adjusted on a pro-forma basis by projecting the Net Operating Income generated by each such acquired Unencumbered Asset for the portion of the quarter during which it was owned or ground-leased by the Borrower over the entire quarter.

     ss.9.5. Cash Flow. As at the end of any fiscal quarter or any other date of measurement, the Borrower shall not permit the sum of (a) Consolidated Cash Flow minus (b) Annual Unfunded Capital Expenditure Reserve (appropriately prorated to reflect the Borrower's pro rata interest in any Real Estate Asset owned or ground-leased by a Partially-Owned Real Estate Holding Entity) to be less than 2 times Consolidated Debt Service, based on the results of the most recent one (1) completed fiscal quarter annualized. For purposes of this ss.9.5, Consolidated Cash Flow, Annual Unfunded Capital Expenditure Reserve and Consolidated Debt Service shall each be adjusted on a proforma basis to account for Real Estate Assets acquired during such prior fiscal quarter by projecting the results generated by each such acquired Real Estate Asset for the portion of the quarter during which it was owned or ground-leased by the Borrower over the entire quarter.

     ss.9.6. Unencumbered Asset Debt Service Coverage. As at the end of any fiscal quarter or any other date of measurement, the Borrower shall not permit Consolidated Unencumbered Asset Cash Flow to be less than 1.50 times Consolidated Unsecured Debt Service Charges, based on the results of the most recent one (1) completed fiscal quarter annualized. For purposes of this ss.9.6, Consolidated Unencumbered Asset Cash Flow and Consolidated Unsecured Debt Service Charges shall each be adjusted on a proforma basis to account for Real Estate Assets acquired during such prior fiscal quarter by projecting the results generated by each such acquired Real Estate Asset for the portion of the quarter during which it was owned or ground-leased by the Borrower over the entire quarter.

         ss.9.7. Assets Under Development. The Borrower shall not permit the sum of (a) the aggregate remaining Budgeted Project Costs to complete all Real Estate Assets under Development plus (b) Consolidated Outstanding Recourse Indebtedness to exceed 75% of the aggregate Asset Value of all Unencumbered Assets. For purposes of determining the Asset Value of all Unencumbered Assets for this ss.9.7, the Net Operating Income of any Unencumbered Asset acquired during such prior fiscal quarter shall be adjusted on a pro-forma basis by projecting the Net Operating Income generated by each such acquired Unencumbered Asset for the portion of the quarter during which it was owned or ground-leased by the Borrower over the entire quarter.

     ss.9.8. Covenant Calculations.

          (a) For purposes of the calculations to be made pursuant to ss.ss.9.1, 9.2, 9.3, 9.4, 9.5, 9.6 and 9.7 (and the defined terms relevant thereto, including, without limitation, those relating to "debt service"), references to Indebtedness of the Borrower shall:

               (i) mean Indebtedness of the Borrower, plus (but without double-counting):

               (A) all Indebtedness of the Operating Subsidiaries, the Guarantors and any other wholly-owned Subsidiary (excluding any such Indebtedness owed to the Borrower or any Guarantor; provided that, as to BPC, BPC has a corresponding Indebtedness to the Borrower),

               (B) all Indebtedness of each Partially-Owned Real Estate Holding Entity, but only to the extent, if any, that said Indebtedness is Recourse to any of the Credit Parties or any of their respective assets (other than their respective interests in such Partially-Owned Real Estate Holding Entity), and

               (C) Indebtedness of each Partially-Owned Real Estate Holding Entity to the extent of the pro-rata share of such Indebtedness allocable to any of the Credit Parties, if the Indebtedness of such Partially-Owned Real Estate Holding Entity is Without Recourse to such Person or its assets (other than its interest in such Partially-Owned Real Estate Holding Entity).

               (ii) exclude (to the extent otherwise includable in the definition of "Indebtedness") (A) all unsecured liabilities for trade payables incurred in the ordinary course of business and which are not overdue for more than sixty (60) days, (B) other accrued current liabilities that are not yet due and payable and (C) contingent liabilities, other than contingent liabilities in respect of obligations for borrowed money or in respect of other fixed liquid obligations.

          (b) For purposes of any calculations to be made pursuant to any of the covenants contained in this ss.9 and the defined terms used herein, (i) each wholly-owned Subsidiary and Center Plaza Associates shall be treated for all purposes as if their assets, liabilities and operations were owned directly by the Borrower (provided, however, for the purpose of determining the amount of Consolidated Outstanding Recourse Indebtedness under Sections 9.4 and 9.7, the Indebtedness of a wholly-owned Subsidiary which is not a Credit Party shall not constitute Recourse Indebtedness of the Borrower) and (ii) references to

Indebtedness of the Borrower shall not include the Center Plaza Subordinate Debt, the Rowes Wharf Debt, the Russia Wharf Debt, or the South Station Debt.

          (c) The Agent shall have the right to treat Center Plaza as not 100% owned by the Borrower and/or to adjust, in its sole discretion, the Asset Value thereof (including, without limitation, to exclude entirely from the calculations to be made pursuant to the covenants contained in this ss.9 both the Asset Value thereof and the Without Recourse Indebtedness on Center Plaza owed to CIGNA or any other lender) in the event that (i) the Borrower ceases to own at least a 75% limited partnership interest in Center Plaza Associates and either the remaining 24% limited partnership interest therein or an option to purchase such interest pursuant to the Center Plaza Option Agreement (Limited Partnership Interest), (ii) the entire 1% general partner interest in Center Plaza Associates ceases to be beneficially owned in its entirety by the Borrower and/or BPC, or (iii) the Borrower ceases to own the Center Plaza Subordinate Debt Interests (as hereinafter defined). For purposes of the preceding sentence, the Borrower will be considered the owner of the Center Plaza Subordinate Debt Interests even though the Borrower has pledged the same to CIGNA (the "CIGNA Pledge") as collateral security for CIGNA's first mortgage loan on Center Plaza (the "CIGNA Center Plaza Mortgage") unless and until (x) CIGNA or its assignee forecloses on the CIGNA Pledge, (y) the Center Plaza Subordinate Debt Interests are transferred to CIGNA or its assignee, or (z) CIGNA or its assignee commences any other creditors' rights action against the Borrower or Center Plaza Associates which results or may result in the Borrower not being the owner of the Center Plaza Subordinate Debt Interests. As used herein, the "Center Plaza Subordinate Debt Interests" shall mean (A) the Center Plaza First Tier Notes,
(B) the Center Plaza Beacon Note and (C) either the option to acquire the Center Plaza Second Tier Note pursuant to the Center Plaza Option Agreement (Second Tier Notes) or, if such option is exercised, the Center Plaza Second Tier Note itself.

     ss.10. [INTENTIONALLY OMITTED.]

     ss.11. CONDITIONS TO THE CLOSING DATE. The obligations of the Banks to make the initial Revolving Credit Loans and of the Fronting Bank to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to April 8, 1997:

     ss.11.1. Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto and shall be in full force and effect.

     ss.11.2. Certified Copies of Organization Documents. The Agent shall have received (i) from the Borrower a copy, certified as of a recent date by a duly authorized officer of BPC, in its capacity as general partner of the Borrower, to be true and complete, of the Agreement of Limited Partnership of the Borrower and any other agreement governing the rights of the partners of the Borrower,
(ii) from BPC a copy, certified as of a recent date by the appropriate officer of the State of Maryland to be true and correct, of the corporate charter of the BPC, (iii) from 1333 a copy, certified as of a recent date by a duly authorized officer of BPC to be true and complete, of the 1333 Agreement of Limited Partnership and any other agreement governing the rights of the partners of 1333, (iv) from Burlington a copy, certified as of a recent date by a duly authorized officer of BPC to be true and complete, of the Burlington Agreement of Limited Partnership and any other agreement governing the rights of the partners of Burlington, in each case along with any other organization documents of the Borrower or such Guarantor and their respective general partners, as the case may be, and each as in effect on the date of such certification.

     ss.11.3. By-laws; Resolutions. All action on the part of the Borrower and each present Guarantor necessary for the valid execution, delivery and performance by the Borrower and such Guarantor of this Agreement and the other Loan Documents to which either of them is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to the Agent. The Agent shall have received from BPC true copies of its by-laws and the resolutions adopted by its board of directors authorizing the transactions described herein and evidencing the due authorization, execution and delivery of the Loan Documents to which BPC and/or the Borrower and/or 1333 and/or Burlington is a party, each certified by the secretary as of a recent date to be true and complete.

     ss.11.4. Incumbency Certificate; Authorized Signers. The Agent shall have received from BPC an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of BPC and giving the name of each individual who shall be authorized: (a) to sign, in the name and on behalf of the Borrower, 1333, Burlington and BPC, as the case may be, each of the Loan Documents to which the Borrower, 1333, Burlington or BPC is or is to become a party; (b) to make Loan and Conversion Requests on behalf of the Borrower; and
(c) to give notices and to take other action on behalf of the Borrower, 1333, Burlington or BPC, as applicable, under the Loan Documents.

     ss.11.5. Title Policies. The Agent (on behalf of the Banks) shall have received the Title Policies for all Real Estate Assets which are Unencumbered Assets as of the Closing Date.

     ss.11.6. Certificates of Insurance. The Agent shall have received (a) current certificates of insurance as to all of the insurance maintained by Borrower on the Unencumbered Assets (including flood insurance if necessary) from the insurer or an independent insurance broker, identifying insurers, types of insurance, insurance limits, and policy terms; and (b) such further information and certificates from Borrower, its insurers and insurance brokers as the Agent may reasonably request.

     ss.11.7. Opinion of Counsel Concerning Organization and Loan Documents. Each of the Banks and the Agent shall have received favorable opinions addressed to the Banks and the Agent in form and substance satisfactory to the Banks and the Agent from Goodwin, Procter and Hoar LLP and/or Goulston & Storrs, P.C., as counsel to the Borrower, the present Guarantors and their respective subsidiaries with respect to Massachusetts law and certain matters of Delaware law and Goodwin, Procter and Hoar LLP, as counsel to BPC, with respect to Maryland law.

     ss.11.8. [Intentionally Omitted].

     ss.11.9. Tax and Securities Law Compliance. Each of the Banks and the Agent shall also have received from Goodwin, Procter & Hoar LLP, as counsel to the Borrower and BPC, a favorable opinion addressed to the Banks and the Agent, in form and substance satisfactory to each of the Banks and the Agent, with respect to the qualification of BPC as a REIT and certain other tax matters.

     ss.11.10. Guaranties. Each of the Guaranties shall have been duly executed and delivered by the Guarantor thereunder.

     ss.11.11. Interest Rate Protection. The Agent shall have received evidence satisfactory to the Agent that the Borrower has obtained interest rate protection arrangements in accordance with the requirements set forth in ss.7.16 hereof.

     ss.11.12. Financial Analysis of Unencumbered Assets. Each of the Banks shall have completed, to its satisfaction, a financial analysis of each Unencumbered Asset, which analysis shall include, without limitation, a review, with respect to each Unencumbered Asset, of (i) the most recent rent rolls, (ii) three (3) year historical and projected operating statements, (iii) cash flow projections, (iv) capital expenditure budgets (which shall be subject to the review and approval of each of the Banks), (v) market data, (vi) selected Leases, and (vii) tenant financial statements, to the extent available. The costs and expenses incurred by each Bank in conducting such analysis shall be borne by such Bank; provided that the Borrower will furnish such materials to the Banks at the Borrower's expense. The Borrower agrees that at the request of any Bank it will furnish the materials described in this ss.11.12 to such Bank after the Closing Date.

     ss.11.13. Inspection of Unencumbered Assets. The Agent shall have completed to its satisfaction, and at the Borrower's expense, an inspection of the Unencumbered Assets which the Agent has not inspected in the one (1) year period prior to the Closing Date.

     ss.11.14. Certifications from Government Officials; UCC-11 Reports. The Agent shall have received (i) long-form certifications from government officials evidencing the legal existence, good standing and foreign qualification of the Borrower and each Guarantor, along with a certified copy of the certificate of limited partnership of each of the Borrower, 1333 and Burlington, all as of the most recent practicable date; and (ii) UCC-11 search results from the appropriate jurisdictions for the Borrower and each Guarantor with respect to the Unencumbered Assets.

     ss.11.15. Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in form and substance to each of the Banks and to the Agent's counsel, and the Agent, each of the Banks and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Agent may reasonably request.

     ss.11.16. Fees. The Borrower shall have paid to the Agent, for the accounts of the Banks or for its own account, as applicable, all of the fees and expenses that are due and payable as of the Closing Date in accordance with this Agreement.

     ss.11.17. Closing Certificate; Compliance Certificate. The Borrower shall have delivered a Closing Certificate to the Agent, the form of which is attached hereto as Exhibit E. The Borrower shall have delivered a compliance certificate in the form of Exhibit D hereto evidencing compliance with the covenants set forth in ss.9 hereof on a pro forma basis.

     ss.11.18. Capital Reserves. The Borrower shall have delivered and the Agent shall have approved initial schedules of the Annual Unfunded Capital Expenditure Reserve covering the 1997 fiscal year.

     ss.11.19. Partnership Documents. The Agent shall have received from the Borrower true copies of all Partnership Documents.

     ss.11.20. Existing Indebtedness. The existing indebtedness of the Borrower to the Banks under the Restated Revolving Credit Agreement dated as of June 27, 1996 among the Borrower, the Guarantors, certain of the Banks and the Agent (the "Existing Agreement") shall have been satisfied in full.

     ss.11.21. Release Documents. The Agent shall have delivered to the Borrower appropriate release documentation necessary to release all security interests granted by the Borrower, BPC, 1333 or Burlington in its properties and assets, including, without limitation, appropriate releases of mortgages and deeds of trust and UCC termination statements, and shall have made satisfactory arrangements for the return of the promissory notes issued under the Existing Agreement described in ss.11.20.

     ss.11.22. Subsequent Guarantors. As a condition to the effectiveness of any subsequent Guaranty, each subsequent Guarantor shall deliver such documents, agreements, instruments and opinions as the Agent shall require as to such Guarantor and the Unencumbered Asset owned or ground-leased by such Guarantor that are analogous to the deliveries made by the Guarantors as of the Closing Date pursuant to ss.11.2 through ss.11.7, ss.11.10 and ss.11.14(i).

     ss.12. CONDITIONS TO ALL BORROWINGS. The obligations of the Banks to make any Loan and of any Bank to issue, extend or renew any Letter of Credit, in each case, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     ss.12.1. Representations True; No Event of Default; Compliance Certificate. Each of the representations and warranties of the Borrower and the Guarantors contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of each Loan or the issuance, extension or renewal of each Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or not prohibited by this Agreement or the other Loan Documents (including, without limitation, the fact that a Real Estate Asset may cease to be an Unencumbered Asset pursuant to the terms of this Agreement) and changes occurring in the ordinary course of business, and except to the extent that such representations and warranties relate expressly to an earlier date and except to the extent otherwise represented by the Borrower with respect to the representation set forth in ss.6.10); and no Default or Event of Default under this Agreement shall have occurred and be continuing on the date of any Loan Request or on the Drawdown Date of any Loan. Each of the Banks shall have received a certificate of the Borrower signed by an authorized officer of the Borrower as provided in ss.2.6(iv)(c).

     ss.12.2. No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of the Agent or any Bank would make it illegal for any Bank to make such Loan or to participate in the issuance, extension or renewal of such Letter of Credit or, in the reasonable opinion of the Agent, would make it illegal to issue, extend or renew such Letter of Credit.

     ss.12.3. Governmental Regulation. Each Bank shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

     ss.13. EVENTS OF DEFAULT; ACCELERATION; ETC.

     ss.13.1. Events of Default and Acceleration. If any of the following events ("Events of Default") shall occur:

          (a) the Borrower shall fail to pay any principal of the Loans when the same shall become due and payable;

          (b) the Borrower shall fail to pay any interest on the Loans or any other sums due hereunder or under any of the other Loan Documents (including, without limitation, amounts due under ss.7.17) when the same shall become due and payable, and such failure continues for three (3) days (provided that in the case of such sums due other than for interest, the Borrower shall have received from the Agent notice of the nature and amount of such other amounts and that payment therefor is due);

          (c) the Borrower or any Guarantor shall fail to comply with any of their respective covenants contained in ss.7.1 (except with respect to interest and other sums covered by clause (b) above), ss.7.6 (as to the legal existence of the Borrower, 1333 or Burlington and any future Guarantor), ss.7.7 (as to the legal existence and REIT status of BPC), ss.7.12, ss.7.16, ss.7.22, ss.8.1, ss.8.2 (pertaining to liens, mortgages, pledges, attachments or other security interests with respect to Unencumbered Assets), ss.8.4 and ss.8.7;

          (d) the Borrower or any Guarantor shall fail to comply with any of their respective covenants contained in ss.7.5, ss.7.8, ss.7.9, ss.7.14, ss.7.18, ss.8.2 (other than pertaining to liens, mortgages, pledges, attachments or other security interests with respect to Unencumbered Assets), ss.8.6 (subject to the limitation set forth in ss.8.6) and ss.9 and such failure continues for thirty (30) days; provided, however, that the grace periods within which the Borrower must cure any failure to comply with any covenants contained in ss.9 may be extended by an additional fifteen (15) days if prior to the expiration of such initial thirty (30) day cure period, the Agent determines, in its reasonable discretion, that the Borrower is diligently pursuing a cure;

          (e) the Borrower or any of its Subsidiaries or any Guarantor shall fail to perform any other term, covenant or agreement contained herein (including the covenants in ss.7.6 and ss.7.7 not covered in (c) above) or in any of the other Loan Documents (other than those specified elsewhere in this ss.13) for thirty (30) days after written notice of such failure from the Agent to the Borrower; provided, however that, with respect to the covenants contained in ss.ss.7.2, 7.6 (other than as covered in (c) above), 7.7 (other than as covered in (c) above), 7.11, 7.13, 7.15, 7.19, 7.20 and 7.21, if (i) the failure to perform is capable of being cured by the Borrower but not within such thirty
(30) day period, (ii) no enforcement action has been commenced by a third party against the Borrower, any Guarantor or any related Unencumbered Asset on account of such failure to perform nor is such Unencumbered Asset subject to risk of forfeiture to a third party due to such failure to perform, and (iii) the Borrower promptly commences the cure thereof after the Borrower's receipt of such notice from the Agent, the Borrower shall have such additional period of time as may be reasonably required in order to cure such failure to perform but in any event such period shall not exceed six (6) months from the date of notice from the Agent, and no Event of Default shall exist under this ss.13.1(e) during such additional period so long as the Borrower continuously and diligently pursues the cure of such failure to perform and the other conditions to extended cure (i.e., no enforcement action, forfeiture, etc.) have not changed;

          (f) any representation or warranty of the Borrower or any Guarantor in this Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated, provided, however that, with respect to the representations and warranties contained in ss.6.6, ss.6.9, ss.6.16, and ss.6.18, if (i) the condition or event making the representation and warranty false is capable of being cured by the Borrower, (ii) no enforcement action has been commenced by a third party against the Borrower or any related Unencumbered Asset on account of such condition or event nor is such Unencumbered Asset subject to risk of forfeiture to a third party due to such condition or event, and (iii) the Borrower promptly commences the cure thereof after the Borrower's first obtaining knowledge of such condition or event, the Borrower shall have a period of thirty (30) days after the date that the Borrower first obtained knowledge of such condition or event during which the Borrower may cure such condition or event (or, if such condition or event is not reasonably capable of being cured within such thirty (30) day period, such additional period of time as may be reasonably required in order to cure such condition or event but in any event such period shall not exceed six (6) months from the date that the Borrower first obtained knowledge of such condition or event), and no Event of Default shall exist under this ss.13.1(f) during such thirty (30) day or additional period so long as the Borrower continuously and diligently pursues the cure of such condition or event and the other conditions to cure (i.e., no enforcement action, forfeiture, etc.) have not changed;

          (g) the Borrower or any Guarantor or any of their respective Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or in respect of any Capitalized Leases (other than non-recourse obligations or credit) in an aggregate amount in excess of $1,000,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound relating to such recourse obligations, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases for such period of time (after the giving of appropriate notice if required) as would permit the holder or holders thereof or of any obligations issued thereunder aggregating in excess of $1,000,000 to accelerate the maturity thereof; or the Borrower, any Guarantor or any of their respective Subsidiaries shall fail to pay, observe or perform any material term, covenant, condition or agreement contained in any agreement, document or instrument evidencing, securing or otherwise relating to any Indebtedness of the Borrower within any applicable period of grace provided for in such agreement, document or instrument (other than (i) the Obligations, (ii) Indebtedness which is Without Recourse to any of the Credit Parties, and
(iii) other Indebtedness, in the aggregate, not in excess of $1,000,000);

          (h) any of the Credit Parties shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any of the Credit Parties or of any substantial part of the properties or assets of any of the Credit Parties or shall commence any case or other proceeding relating to any of the Credit Parties under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any of the Credit Parties and (i) any of the Credit Parties shall indicate its approval thereof, consent thereto or acquiescence therein or
(ii) any such petition, application, case or other proceeding shall continue undismissed, or unstayed and in effect, for a period of ninety (90) days;

          (i) a decree or order is entered appointing any trustee, custodian, liquidator or receiver or adjudicating any of the Credit Parties bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any of the Credit Parties in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

          (j) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any uninsured final judgment against any of the Credit Parties that, with other outstanding uninsured final judgments, undischarged, unsatisfied and unstayed, against any of the Credit Parties exceeds in the aggregate $1,000,000;

          (k) any of the Loan Documents or any material provision of any Loan Documents shall be cancelled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Agent or any Guaranty shall be cancelled, terminated, revoked or rescinded at any time or for any reason whatsoever, or any action at law, suit or in equity or other legal proceeding to make unenforceable, cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrower or any of its Subsidiaries or any Guarantor or any of its Subsidiaries, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable as to any material terms thereof;

          (l) [Intentionally Omitted];

          (m) any "Event of Default" or default (after notice and expiration of any period of grace, to the extent provided, and if none is specifically provided, then for a period of thirty (30) days after notice), as defined or provided in any of the other Loan Documents, shall occur and be continuing;

          (n) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Majority Banks shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of the Borrower or any of its Subsidiaries or any Guarantor or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $1,000,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United

States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

          (o) [Intentionally Omitted];

          (p) [Intentionally Omitted];

          (q) [Intentionally Omitted];

          (r) the occurrence of any of the events described in ss.28(b)(i) or
(ii) below; or

          (s) the occurrence of a breach or default under ss.7.25 (Management) hereof which remains uncured for the ninety (90) day period provided for therein;

then, and in any such event, so long as the same may be continuing, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrower, declare all amounts owing with respect to this Agreement, the Revolving Credit Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower and each Guarantor; provided that in the event of any Event of Default specified in ss.13.1(h) or 13.1(i), all such amounts shall become immediately due and payable automatically and without any requirement of notice from any of the Banks or the Agent or action by the Banks or the Agent.

     ss.13.2. Termination of Commitments. If any one or more Events of Default specified in ss.13.1(h) or ss.13.1(i) shall occur, any unused portion of the Commitments hereunder shall forthwith terminate and the Banks shall be relieved of all obligations to make Loans to the Borrower and the Agent and any Fronting Bank shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, whether or not the Banks shall have accelerated the maturity of the Loans pursuant to ss.13.1, any Bank may, by notice to the Borrower, terminate the unused portion of that Bank's Commitment hereunder, and upon such notice being given such unused portion of such Commitment shall terminate immediately, such Bank shall be relieved of all further obligations to make Loans, the Agent and any Fronting Bank shall be relieved of all further obligations to issue, extend or renew Letters of Credit and the Total Commitments shall be reduced accordingly. No such termination of a Commitment hereunder shall relieve the Borrower of any of the Obligations or any of its existing obligations to such Bank arising under other agreements or instruments.

     ss.13.3. Remedies. In the event that one or more Events of Default shall have occurred and be continuing, whether or not the Banks shall have accelerated the maturity of the Loans pursuant to ss.13.1, the Majority Banks may direct the Agent to proceed to protect and enforce the rights and remedies of the Agent and the Banks under this Agreement, the Revolving Credit Notes, any or all of the other Loan Documents or under applicable law by suit in equity, action at law or other appropriate proceeding (including for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents or any instrument pursuant to which the Obligations are evidenced and, to the full extent permitted by applicable law, the obtaining of the ex parte appointment of a receiver), and, if any amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right or remedy of the Agent and the Banks under the Loan Documents or applicable law. No remedy herein conferred upon the Banks or the Agent or the holder of any Revolving Credit Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under any of the other Loan Documents or now or hereafter existing at law or in equity or by statute or any other provision of law.

     ss.14. SETOFF. Without demand or notice, during the continuance of any Event of Default, any deposits in any Operating Account (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch at which such deposits are held, but specifically excluding tenant security deposits, other fiduciary accounts and other segregated escrow accounts required to be maintained by the Borrower for the benefit of any third party in connection with any Unencumbered Asset) in the possession of the Agent or a Bank may be applied to or set off against the payment of the Obligations. Neither the Agent nor any of the Banks shall have any right of set-off or the like with respect to the Obligations against any other accounts of the Borrower, any Guarantor, their respective Subsidiaries or any Partially-Owned Real Estate Holding Entity, all such rights of set-off and the like being hereby waived by the Agent and the Banks, excepting only the Agent's right of set-off with respect to the Operating Accounts set forth in the preceding sentence. Each of the Banks agrees with each other Bank that (a) if pursuant to any agreement between such Bank and the Borrower (other than this Agreement or any other Loan Document), an amount to be set off is to be applied to Indebtedness of the Borrower to such Bank, other than with respect to the Obligations, such amount shall be applied ratably to such other Indebtedness and to the Obligations, and
(b) if such Bank shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the Obligations by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Revolving Credit Note or Revolving Credit Notes held by, or Reimbursement Obligations owed to, such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Revolving Credit Notes held by, and Reimbursement Obligations owed to, all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise, as shall result in each Bank receiving in respect of the Revolving Credit Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest. Notwithstanding the foregoing, no Bank shall exercise a right of setoff if such exercise would limit or prevent the exercise of any other remedy or other recourse against the Borrower.

     ss.15. THE AGENT.

     ss.15.1. Authorization. (a) The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The relationship between the Agent and the Banks is and shall be that of agent and principal only, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee or fiduciary for any Bank.

          (b) The Borrower, without further inquiry or investigation, shall, and is hereby authorized by the Banks to, assume that all actions taken by the Agent hereunder and in connection with or under the Loan Documents are duly authorized by the Banks. The Banks shall notify Borrower of any successor to Agent by a writing signed by Majority Banks, which successor shall be reasonably acceptable to the Borrower so long as no Default or Event of Default has occurred and is continuing. The Borrower acknowledges that any Bank which acquires Bank of Boston or any Bank with a Commitment of at least $50,000,000 and an office in Boston, Massachusetts is acceptable as a successor to the Agent.

     ss.15.2. Employees and Agents. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

     ss.15.3. No Liability. Neither the Agent, nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent may be liable for losses due to its willful misconduct or gross negligence.

     ss.15.4. No Representations. The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Revolving Credit Notes, the Letters of Credit, or any of the other Loan Documents or for the validity, enforceability or collectibility of any such amounts owing with respect to the Revolving Credit Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of any Guarantor or the Borrower or any of their respective Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements in this Agreement or the other Loan Documents. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any Guarantor or any holder of any of the Revolving Credit Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the credit worthiness or financial condition of the Borrower or any of its Subsidiaries or any Guarantor or any of the Subsidiaries or any tenant under a Lease or any other entity. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

     ss.15.5. Payments.

          (a) A payment by the Borrower to the Agent hereunder or any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees to distribute to each Bank such Bank's pro rata share of payments received by the Agent for the account of the Banks, as provided herein or in any of the other Loan Documents. All such payments shall be made on the date received, if before 1:00 p.m., and if after 1:00 p.m., on the next Business Day. If payment is not made on the day received, the funds shall be invested by the Agent in overnight obligations, and interest thereon paid pro rata to the Banks.

          (b) If in the reasonable opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Revolving Credit Notes or under any of the other Loan Documents might involve it in material liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction, provided that the Agent shall invest any such undistributed amounts in overnight obligations on behalf of the Banks and interest thereon shall be paid pro rata to the Banks. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

          (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Agent its pro rata share of any Loan or to purchase any Letter of Credit Participation or (ii) to comply with the provisions of ss.14 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Agreement, or to adjust promptly such Bank's outstanding principal and its pro rata Commitment Percentage as provided in ss.2.1, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Loans. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Loans. If not previously satisfied directly by the Delinquent Bank, a Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     ss.15.6. Holders of Revolving Credit Notes. The Agent may deem and treat the payee of any Revolving Credit Notes or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     ss.15.7. Indemnity. The Banks ratably and severally agree hereby to indemnify and hold harmless the Agent and its Affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by ss.16), and liabilities of every nature and character arising out of or related to this Agreement, the Revolving Credit Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

     ss.15.8. Agent as Bank. In its individual capacity as a Bank, the Bank of Boston shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Revolving Credit Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also the Agent.

         ss.15.9. Notification of Defaults and Events of Default. Each Bank hereby agrees that, upon learning of the existence of a default, Default or an Event of Default, it shall (to the extent notice has not previously been provided) promptly notify the Agent thereof. The Agent hereby agrees that upon receipt of any notice under this ss.15.9 it shall promptly notify the other Banks of the existence of such default, Default or Event of Default.

         ss.15.10. Duties in the Case of Enforcement. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Majority Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce the provisions of this Agreement and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of enforcement of the Banks' rights against the Borrower and the Guarantors under this Agreement and the other Loan Documents. The Majority Banks may direct the Agent in writing as to the method and the extent of any such enforcement, the Banks (including any Bank which is not one of the Majority Banks) hereby agreeing to ratably and severally indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

     ss.15.11. Successor Agent. The Bank of Boston, or any successor Agent, may resign as Agent at any time by giving written notice thereof to the Banks and to the Borrower. In addition, the Majority Banks may remove the Agent in the event of the Agent's willful misconduct or gross negligence or in the event that the Agent ceases to hold a Commitment under this Agreement. Any such resignation or removal shall be effective upon appointment and acceptance of a successor Agent, as hereinafter provided. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent, which is a Bank under this Agreement, provided that so long as no Default or Event of Default has occurred and is continuing the Borrower shall have the right to approve any successor Agent, which approval shall not be unreasonably withheld. If, in the case of a resignation by the Agent, no successor Agent shall have been so appointed by the Majority Banks and approved by the Borrower, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint any one of the other Banks as a successor Agent, provided such Bank has an office in the City of Boston from which it will administer the Loan. The Borrower acknowledges that any Bank which acquires Bank of Boston or any Bank which has a Commitment of at least $50,000,000 and an office in Boston, Massachusetts is acceptable as a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from all further duties and obligations as Agent under this Agreement. After any Agent's resignation or removal hereunder as Agent, the provisions of this ss.15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. The Agent agrees that it shall not assign any of its rights or duties as Agent to any other Person.

     ss.15.12. Notices. Any notices or other information required hereunder to be provided to the Agent (with copies for each Bank) shall be forwarded by the Agent to each of the Banks on the same day (if practicable) and, in any case, on the next Business Day following the Agent's receipt thereof.

     ss.16. EXPENSES. The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) the reasonable fees, expenses and disbursements of the Agent's outside counsel or any local counsel to the Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder, (c) the fees, expenses and disbursements of the Agent incurred by the Agent in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, including, without limitation, the costs incurred by the Agent in connection with its inspection of the Unencumbered Assets (subject to ss.11.13), and the fees and disbursements of the Agent's counsel in preparing the documentation,
(d) the fees, costs, expenses and disbursements of the Agent and its Affiliates incurred in connection with the syndication and/or participations of the Loans, including, without limitation, travel costs, costs of preparing syndication materials and photocopying costs, (e) all reasonable expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent, and the fees and costs of appraisers, engineers, investment bankers, surveyors or other experts retained by any Bank or the Agent in connection with any such enforcement proceedings) incurred by any Bank or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any of its Subsidiaries or any Guarantor or the administration thereof after the occurrence and during the continuance of a Default or Event of Default (including, without limitation, expenses incurred in any restructuring and/or "workout" of the Loans), and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Bank's or the Agent's relationship with the Borrower or any of its Subsidiaries or any Guarantor, (f) all reasonable fees, expenses and disbursements of the Agent incurred in connection with UCC searches, UCC terminations or mortgage discharges, and (g) all costs incurred by the Agent in the future in connection with its inspection of the Unencumbered Assets. The covenants of this ss.16 shall survive payment or satisfaction of payment of amounts owing with respect to the Revolving Credit Notes.

     ss.17. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Agent and each of the Banks and the shareholders, directors, agents, officers, subsidiaries and affiliates of the Agent and each of the Banks from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, settlement payments, obligations, damages and expenses of every nature and character, arising out of this Agreement or any of the other Loan Documents or the transactions contemplated hereby or thereby or which otherwise arise in connection with the financing, including, without limitation, (a) any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the Loans, (b) the Borrower or any of its Subsidiaries or any Guarantor entering into or performing this Agreement or any of the other Loan Documents, or (c) pursuant to ss.7.17 hereof, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding, provided, however, that the Borrower shall not be obligated under this ss.17 to indemnify any Person for liabilities arising from such Person's own gross negligence, willful misconduct or breach of this Agreement. In litigation, or the preparation therefor, the Borrower shall be entitled to select counsel reasonably acceptable to the Majority Banks, and the Banks (as approved by the Majority Banks) shall be entitled to select their own supervisory counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of each such counsel. If and to the extent that the obligations of the Borrower under this ss.17 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this ss.17 shall survive the repayment of the Loan and the termination of the obligations of the Banks hereunder and shall continue in full force and effect as long as the possibility of any such claim, action, cause of action or suit exists.

     ss.18. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Revolving Credit Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries or any Guarantor pursuant hereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Agreement or the Revolving Credit Notes or any of the other Loan Documents remains outstanding or any Bank has any obligation to make any Loans or the Agent or any Fronting Bank has any obligation to issue, extend or renew any Letter of Credit. The indemnification obligations of the Borrower provided herein and in the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Banks hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of the Borrower or any of its Subsidiaries or any Guarantor pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by the Borrower or such Subsidiary or such Guarantor hereunder.

     ss.19. ASSIGNMENT; PARTICIPATIONS; ETC.

     ss.19.1. Conditions to Assignment by Banks. Except as provided herein, each Bank may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, the Revolving Credit Notes held by it and its participating interest in the risk relating to any Letters of Credit); provided that (a) the Agent and the Borrower each shall have the right to approve any Eligible Assignee, which approval shall not be unreasonably withheld, it being agreed that the Agent and the Borrower must approve or reject a proposed Eligible Assignee within seven (7) days of receiving a written request from any Bank for such approval (provided that the request for approval, and the envelope in which it is delivered, is conspicuously marked with the following legend:
"REQUEST FOR APPROVAL -- TIME SENSITIVE -- MUST RESPOND WITHIN SEVEN (7) DAYS") and if the Agent or the Borrower fails to respond within such seven (7) day period, such request for approval shall be deemed approved by the Agent or the Borrower, or both, as the case may be, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Agreement, (c) subject to the provisions of ss.2.3 hereof, each Bank shall have at all times an amount of its Commitment of not less than $10,000,000 and (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an assignment and assumption, substantially in the form of Exhibit F hereto (an "Assignment and Assumption"), together with any Revolving Credit Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Assumption, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Assumption, have the rights and obligations of a Bank hereunder and thereunder, and (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in ss.19.3, be released from its obligations under this Agreement. Any such Assignment and Assumption shall run to the benefit of the Borrower and a copy of any such Assignment and Assumption shall be delivered by the Assignor to the Borrower.

     ss.19.2. Certain Representations and Warranties; Limitations; Covenants. By executing and delivering an Assignment and Assumption, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto; (b) the assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower and its Subsidiaries or any Guarantor or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrower and its Subsidiaries or any Guarantor or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in ss.6.4 and ss.7.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (d) such assignee will, independently and without reliance upon the assigning Bank, the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Bank; (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Assumption; and (i) such assignee acknowledges that it has made arrangements with the assigning Bank satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

     ss.19.3. Register. The Agent shall maintain a copy of each Assignment and Assumption delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentages of, and principal amount of the Loans owing to, the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $2,500.

     ss.19.4. New Revolving Credit Notes. Upon its receipt of an Assignment and Assumption executed by the parties to such assignment, together with each Revolving Credit Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Banks (other than the assigning Bank). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, (i) shall execute and deliver to the Agent, in exchange for each surrendered Revolving Credit Note, a new Revolving Credit Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Assumption and, if the assigning Bank has retained some portion of its obligations hereunder, a new Revolving Credit Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder and (ii) shall deliver an opinion from counsel to the Borrower in substantially the form delivered on the Closing Date pursuant to ss.11.7 as to such new Revolving Credit Notes. Such new Revolving Credit Notes shall provide that they are replacements for the surrendered Revolving Credit Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Revolving Credit Notes, shall be dated the effective date of such Assignment and Assumption and shall otherwise be in substantially the form of the assigned Revolving Credit Notes. The surrendered Revolving Credit Notes shall be cancelled and returned to the Borrower.

     ss.19.5. Participations. Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Agreement and the other Loan Documents; provided that (a) each such participation shall be in an amount of not less than $10,000,000, (b) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrower and the Agent and the Bank shall continue to exercise all approvals, disapprovals and other functions of a Bank, (c) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of, or approvals under, the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the Commitment of such Bank as it relates to such participant, reduce the amount of any fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest, and (d) no participant shall have the right to grant further participations or assign its rights, obligations or interests under such participation to other Persons without the prior written consent of the Agent.

     ss.19.6. Pledge by Lender. Notwithstanding any other provision of this Agreement, any Bank at no cost to the Borrower may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Revolving Credit Notes) to any of the twelve Federal Reserve

Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

     ss.19.7. No Assignment by Borrower. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without prior Unanimous Bank Approval.

     ss.19.8. Disclosure. The Borrower agrees that, in addition to disclosures made in accordance with standard banking practices, any Bank may disclose information obtained by such Bank pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder. Any such disclosed information shall be treated by any assignee or participant with the same standard of confidentiality set forth in ss.7.10 hereof.

     ss.19.9. Syndication. The Borrower acknowledges that the Agent intends, and shall have the right, by itself or through its Affiliates, to syndicate or enter into co-lending arrangements with respect to the Loans and the Total Commitment pursuant to this ss.19, and the Borrower agrees to cooperate with the Agent's and its Affiliate's syndication and/or co-lending efforts, such cooperation to include, without limitation, the provision of information reasonably requested by potential syndicate members.

     ss.20. NOTICES, ETC. Except as otherwise expressly provided in this Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the Revolving Credit Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by facsimile and confirmed by delivery via courier or postal service, addressed as follows:

          (a) if to the Borrower or any Guarantor, at Beacon Properties Corporation, 50 Rowes Wharf, Boston, Massachusetts 02110, Attention: Mr. Alan M. Leventhal, President, with a copy to Gilbert G. Menna, Esq., Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109 and Harold Stahler, Esq., Goulston & Storrs, P.C., 400 Atlantic Avenue, Boston, Massachusetts 02110-3333, or to such other address for notice as the Borrower or any Guarantor shall have last furnished in writing to the Agent;

          (b) if to the Agent, at 100 Federal Street, Boston, Massachusetts 02110, Attention: Mr. Howard Blackwell, or such other address for notice as the Agent shall have last furnished in writing to the Borrower, with a copy to Paul
M. Vaughn, Esq., Bingham, Dana & Gould LLP, 150 Federal Street, Boston,

Massachusetts 02110, or at such other address for notice as the Agent shall last have furnished in writing to the Person giving the notice; and

          (c) if to any Bank, at such Bank's address set forth on Schedule 1.3 hereto, or such other address for notice as such Bank shall have last furnished in writing to the Person giving the notice.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to the party to which it is directed, at the time of the receipt thereof by such party or the sending of such facsimile and (ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof.

     ss.21. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE. THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH COMMONWEALTH (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF
LAW). EACH OF THE BORROWER AND THE GUARANTORS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS SITTING IN SUFFOLK COUNTY OR ANY FEDERAL COURT SITTING IN THE EASTERN DISTRICT OF MASSACHUSETTS AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER OR THE GUARANTORS BY MAIL AT THE ADDRESS SPECIFIED IN ss.20. THE BORROWER AND EACH OF THE GUARANTORS HEREBY WAIVE ANY OBJECTION THAT EITHER OF THEM MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     ss.22. HEADINGS. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

     ss.23. COUNTERPARTS. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this

Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     ss.24. ENTIRE AGREEMENT, ETC. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.26.

     ss.25. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER AND EACH OF THE GUARANTORS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE REVOLVING CREDIT NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER AND EACH OF THE GUARANTORS HEREBY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES, INCLUDING ANY DAMAGES PURSUANT TO M.G.L. C.93A ET SEQ. EACH OF THE BORROWER AND THE GUARANTORS (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY BANK OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH BANK OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGE THAT THE AGENT AND THE BANKS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

     ss.26. CONSENTS, AMENDMENTS, WAIVERS, ETC. Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given, and any term of this Agreement or of any of the other Loan Documents may be amended, and the performance or observance by the Borrower or any Guarantor of any terms of this Agreement or the other Loan Documents or the continuance of any default, Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Majority Banks.

     Notwithstanding the foregoing, Unanimous Bank Approval shall be required for any amendment, modification or waiver of this Agreement that:

               (i) reduces or forgives any principal of any unpaid Loan or any interest thereon (including any interest "breakage" costs) or any fees due any Bank hereunder, or permits any prepayment not otherwise permitted hereunder; or

               (ii) changes the unpaid principal amount of, or the rate of interest on, any Loan; or

               (iii) changes the date fixed for any payment of principal of or interest on any Loan (including, without limitation, any extension of the Maturity Date) or any fees payable hereunder; or

               (iv) changes the amount of any Bank's Commitment (other than pursuant to an assignment permitted under ss.19.1 hereof) or increases the amount of the Total Commitment; or

               (v) amends any of the covenants contained in ss.9.1 through ss.9.7, inclusive, hereof; or

               (vi) releases or reduces the liability of any Guarantor pursuant to its Guaranty or ss.28 hereof; or

               (vii) modifies any provision herein or in any other Loan Document which by the terms thereof expressly requires Unanimous Bank Approval; or

               (viii) amends any of the provisions governing funding contained in ss.2 hereof; or

               (ix) changes the rights, duties or obligations of the Agent specified in ss.15 hereof (provided that no amendment or modification to such ss.15 or to the fee payable to the Agent under this Agreement may be made without the prior written consent of the Agent); or

               (x) changes the definitions of Majority Banks or Unanimous Bank Approval.

No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or the Banks or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial to such right or any other rights of the Agent or the Banks. No notice to or demand upon the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

     ss.27. SEVERABILITY. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     ss.28. LIMITED RECOURSE AGAINST BPC.

          (a) Notwithstanding anything to the contrary contained in this Agreement, in the Revolving Credit Notes or in any of the other Loan Documents, but subject to subparagraphs (b) and (c) below, (i) in no event shall any of the general or limited partners of the Borrower have any personal liability for the obligations of the Borrower or of any Subsidiary Guarantor hereunder, under the Revolving Credit Notes or under any of the other Loan Documents, and (ii) the liability of BPC in its own capacity hereunder and under any of the other Loan Documents to which it is a party, and in its capacity as a direct or indirect partner or member of any Subsidiary Guarantor, shall be limited to its interest in the Borrower, and the Agent and the Banks shall have no recourse to any other assets of BPC.

          (b) Notwithstanding the provisions of subparagraph (a) above, BPC, both in its capacity as the general partner of the Borrower and in its capacity as a Guarantor, shall be and remain liable with full recourse for the obligations of the Borrower hereunder, under the Revolving Credit Notes and under the other Loan Documents, and for the obligations of BPC hereunder and under the Loan Documents to which BPC is a party, for the following acts and omissions, to the extent described (the "Non-Recourse Carve-Outs"):

                            Acts and Omissions                                     Liability
                            ------------------                                     ---------
    (i)       BPC    shall    hereafter    voluntarily    or       To the  full  extent  of the Net  Proceeds
              involuntarily  fail for any  cause  or  reason       not so  contributed  unless  and until BPC
              whatsoever  to  contribute to the Borrower the       in  fact   contributes  all  of  such  Net
              Net Proceeds (as  hereinafter  defined) of any       Proceeds to the Borrower;
              capital raised by BPC (from a public  offering
              of  shares  of  stock  of  BPC,  other  public
              offerings of  securities  or any other capital
              transaction  entered into by BPC) within three
              (3) Business Days of BPC's receipt thereof,

    (ii)      BPC    shall    hereafter    voluntarily    or       To the full  extent of such funds not paid
              involuntarily  fail for any  cause  or  reason       over to the Borrower  unless and until BPC
              whatsoever  to pay  over to the  Borrower  any       in fact  pays  over  all of such  funds to
              funds  received  by BPC for the account of the       the Borrower;
              Borrower  (whether  such funds are received by
              BPC in its capacity as the general  partner of
              the Borrower, as a trustee for the
              benefit of the Borrower or  otherwise)  within
              three  (3)  Business  Days  of  BPC's  receipt
              thereof,

    (iii)     The   Borrower  or  BPC  shall   misapply  any       To the extent of such misapplication;
              security  deposits  attributable to any of the
              Real Estate Assets,

    (iv)      The  Borrower  or BPC shall  commit  (x) any         To the  extent of any loss,  claim,
              fraud  or  willful   misrepresentation  or  (y)  an  liability,  damage, expense or cost
              intentional act of destruction with  respect         resulting  from any of the  foregoing
              to any of the Real Estate Assets,                    matters referred to in this clause (iv);
                                                                   and/or

                                     -106-


    (v)       With   respect   to  the   violation   of  any       To  the   extent  of  any   loss,   claim,
              Environmental Law,                                   liability,   damage,   expense   or   cost
                                                                   resulting from any such violation.


As used herein, the "Net Proceeds" of any capital raised by BPC shall mean the gross proceeds thereof received by BPC less any bona fide third party expenses paid or incurred by BPC in connection therewith (including, without limitation, any underwriter's discount in connection with a public offering).

          (c) The provisions of this Section 28 shall not, however, limit the liability of BPC under its Guaranty, subject to the limitations of liability provided therein.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.



                        BEACON PROPERTIES, L.P.

                        By:  Beacon Properties Corporation,
                                 its general partner


                        By: /s/ Nancy J. Broderick
                            ------------------------------------
                        Name:  Nancy J. Broderick
                        Title:   Vice President and Treasurer



                        THE FIRST NATIONAL BANK OF BOSTON,
                        individually and as Agent


                        By:
                            ------------------------------------
                        Name:  Howard N. Blackwell
                        Title:   Director




             [remainder of signature page left blank intentionally]

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.



                        BEACON PROPERTIES, L.P.

                        By:  Beacon Properties Corporation,
                                 its general partner


                        By:
                            ------------------------------------
                        Name:  Nancy J. Broderick
                        Title:   Vice President and Treasurer



                        THE FIRST NATIONAL BANK OF BOSTON,
                        individually and as Agent


                        By: /s/ Howard N. Blackwell
                            ------------------------------------
                        Name:  Howard N. Blackwell
                        Title:   Director




             [remainder of signature page left blank intentionally]

                                  MELLON BANK, N.A.


                                  By: /s/ Ronald J. Bloch
                                      ---------------------------------------
                                  Name:  Ronald J. Bloch
                                  Title: Vice President


                                  PNC BANK, NATIONAL ASSOCIATION


                                  By:
                                      ---------------------------------------
                                  Name:
                                  Title:


                                  USTRUST


                                  By:
                                      ---------------------------------------
                                  Name:
                                  Title:


                                  UNION BANK OF CALIFORNIA, N.A.


                                  By:
                                      ---------------------------------------
                                  Name:
                                  Title:

                                  MELLON BANK, N.A.


                                  By:
                                      ---------------------------------------
                                  Name:
                                  Title:


                                  PNC BANK, NATIONAL ASSOCIATION


                                  By: /s/ Jay C. Bakes
                                      ---------------------------------------
                                  Name:  Jay C. Bakes
                                  Title: Vice President


                                  USTRUST


                                  By:
                                      ---------------------------------------
                                  Name:
                                  Title:


                                  UNION BANK OF CALIFORNIA, N.A.


                                  By:
                                      ---------------------------------------
                                  Name:
                                  Title:

                                  MELLON BANK, N.A.


                                  By:
                                      ---------------------------------------
                                  Name:
                                  Title:


                                  PNC BANK, NATIONAL ASSOCIATION


                                  By:
                                      ---------------------------------------
                                  Name:
                                  Title:


                                  USTRUST


                                  By: /s/ Brian W. Sopp
                                      ---------------------------------------
                                  Name:  Brian W. Sopp
                                  Title: Exec. Vice Pres.


                                  UNION BANK OF CALIFORNIA, N.A.


                                  By:
                                      ---------------------------------------
                                  Name:
                                  Title:

                                  MELLON BANK, N.A.


                                  By:
                                      ---------------------------------------
                                  Name:
                                  Title:


                                  PNC BANK, NATIONAL ASSOCIATION


                                  By:
                                      ---------------------------------------
                                  Name:
                                  Title:


                                  USTRUST


                                  By:
                                      ---------------------------------------
                                  Name:
                                  Title:


                                  UNION BANK OF CALIFORNIA, N.A.


                                  By: /s/ Michael King
                                      ---------------------------------------
                                  Name:  Michael King
                                  Title: Vice Presidetn